                                                                  CONFORMED COPY


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           [Computer Associates Logo]


                     COMPUTER ASSOCIATES INTERNATIONAL, INC.

                              ---------------------

                                 $1,300,000,000
                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                            dated as of May 24, 2000

                              ---------------------







                              BANK OF AMERICA, N.A.

                                       and

                             CHASE SECURITIES, INC.,
                            as Co-Syndication Agents

                            THE BANK OF NOVA SCOTIA,
                           as the Documentation Agent

                           CREDIT SUISSE FIRST BOSTON,
                           as the Administrative Agent


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                                               Page

ARTICLE 1.  DEFINITIONS AND INTERPRETATION........................................................................2
         Section 1.1  Defined Terms...............................................................................2
                      -------------
         Section 1.2  Computation of Time Periods................................................................14
                      ---------------------------
         Section 1.3  Accounting Terms...........................................................................14
                      ----------------
         Section 1.4  No Presumption Against Any Party...........................................................14
                      --------------------------------
         Section 1.5  Use of Certain Terms.......................................................................14
                      --------------------
         Section 1.6  Headings and References....................................................................14
                      -----------------------
         Section 1.7  Independence of Provisions.................................................................14
                      --------------------------

ARTICLE 2.  AMOUNT AND TERMS OF REVOLVING COMMITMENTS............................................................15
         Section 2.1  Revolving Commitments......................................................................15
                      ---------------------
         Section 2.2  Procedure for Borrowing of Revolving Loans.................................................15
                      ------------------------------------------
         Section 2.3  Termination of Revolving Commitments.......................................................16
                      ------------------------------------
         Section 2.4  Use of Proceeds............................................................................16
                      ---------------
         Section 2.5  Extensions of Termination Date for Revolving Commitments...................................16
                      --------------------------------------------------------

ARTICLE 3.  AMOUNT AND TERMS OF SWINGLINE SUB-FACILITY...........................................................17
         Section 3.1  Swingline Commitment.......................................................................17
                      --------------------
         Section 3.2  Procedure for Swingline Borrowing; Refunding of Swingline Loans............................17
                      ---------------------------------------------------------------

ARTICLE 4.  AMOUNT AND TERMS OF LETTER OF CREDIT SUB-FACILITY....................................................18
         Section 4.1  L/C Commitment.............................................................................18
                      --------------
         Section 4.2  Procedure for Issuance of Letter of Credit.................................................19
                      ------------------------------------------
         Section 4.3  Fees and Other Charges.....................................................................19
                      ----------------------
         Section 4.4  L/C Participations.........................................................................20
                      ------------------
         Section 4.5  Reimbursement Obligation of the Borrower...................................................21
                      ----------------------------------------
         Section 4.6  Obligations Absolute.......................................................................21
                      --------------------
         Section 4.7  Letter of Credit Payments..................................................................22
                      -------------------------
         Section 4.8  Applications...............................................................................22
                      ------------

ARTICLE 5.  CAF ADVANCES.........................................................................................22
         Section 5.1  CAF Advances...............................................................................22
                      ------------
         Section 5.2  Procedure for CAF Advance Borrowing........................................................22
                      -----------------------------------
         Section 5.3  CAF Advance Payments.......................................................................25
                      --------------------
         Section 5.4  Evidence of Debt...........................................................................26
                      ----------------
         Section 5.5  Certain Restrictions.......................................................................26
                      --------------------

ARTICLE 6.  MONEY MARKET ADVANCES................................................................................26
         Section 6.1  Procedure for Borrowing of Money Market Advances...........................................26
                      ------------------------------------------------
         Section 6.2  Evidence of Money Market Advances..........................................................27
                      ---------------------------------
         Section 6.3  Acceleration of Money Market Advances......................................................27
                      -------------------------------------
         Section 6.4  Prepayment of Money Market Advances........................................................27
                      -----------------------------------

                                       i

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

         Section 6.5  Money Market Advances are Not Loans........................................................28
                      -----------------------------------

ARTICLE 7.  GENERAL PROVISIONS APPLICABLE TO EXTENSIONS OF CREDIT................................................28
         Section 7.1  Repayment of Loans; Evidence of Debt.......................................................28
                      ------------------------------------
         Section 7.2  Facility Fee, etc. ........................................................................29
                      ------------------
         Section 7.3  Termination or Reduction of Revolving Commitments..........................................29
                      -------------------------------------------------
         Section 7.4  Optional Prepayments.......................................................................30
                      --------------------
         Section 7.5  Mandatory Prepayments and Commitment Reductions............................................30
                      -----------------------------------------------
         Section 7.6  Conversion and Continuation Options........................................................30
                      -----------------------------------
         Section 7.7  Limitations on Eurodollar Tranches.........................................................31
                      ----------------------------------
         Section 7.8  Interest Rates and Payment Dates...........................................................31
                      --------------------------------
         Section 7.9  Computation of Interest and Fees...........................................................32
                      --------------------------------
         Section 7.10  Inability to Determine Interest Rate......................................................32
                       ------------------------------------
         Section 7.11  Pro Rata Treatment and Payments...........................................................33
                       -------------------------------
         Section 7.12  Increased Costs and Capital Requirements..................................................34
                       ----------------------------------------
         Section 7.13  Taxes.....................................................................................36
                       -----
         Section 7.14  Indemnity.................................................................................39
                       ---------
         Section 7.15  Additional Action in Certain Events.......................................................39
                       -----------------------------------

ARTICLE 8.  CONDITIONS OF COMMITMENTS............................................................................40
         Section 8.1  Conditions Precedent to Closing Date.......................................................40
                      ------------------------------------
         Section 8.2  Conditions Precedent to Each Extension of Credit...........................................41
                      ------------------------------------------------

ARTICLE 9.  REPRESENTATIONS AND WARRANTIES.......................................................................41
         Section 9.1  Organization of Credit Parties.............................................................41
                      ------------------------------
         Section 9.2  Authorization of Credit Documents..........................................................41
                      ---------------------------------
         Section 9.3  Government Approvals.......................................................................42
                      --------------------
         Section 9.4  No Conflicts...............................................................................42
                      ------------
         Section 9.5  Enforceability.............................................................................42
                      --------------
         Section 9.6  Title to Property..........................................................................42
                      -----------------
         Section 9.7  Compliance with Law........................................................................42
                      -------------------
         Section 9.8  No Litigation..............................................................................42
                      -------------
         Section 9.9  Subsidiaries...............................................................................43
                      ------------
         Section 9.10  Financial Information.....................................................................43
                       ---------------------
         Section 9.11  Margin Regulations........................................................................43
                       ------------------
         Section 9.12  ERISA.....................................................................................43
                       -----
         Section 9.13  Investment Company Act....................................................................43
                       ----------------------
         Section 9.14  Taxes.....................................................................................43
                       -----

ARTICLE 10.  COVENANTS OF CREDIT PARTIES.........................................................................44
         Section 10.1  Affirmative Covenants.....................................................................44
                       ---------------------
         Section 10.2  Negative Covenants........................................................................47
                       ------------------

ARTICLE 11.  EVENTS OF DEFAULT...................................................................................50

ARTICLE 12.  RELATIONSHIP OF ADMINISTRATIVE AGENT AND BANKS......................................................52
         Section 12.1  Authorization and Action..................................................................52
                       ------------------------
         Section 12.2  Administrative Agent's Reliance, Etc. ....................................................53
                       -------------------------------------
         Section 12.3  Administrative Agent and Affiliates.......................................................54
                       -----------------------------------

                                       ii
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         Section 12.4  Bank Credit Decision......................................................................54
                       --------------------
         Section 12.5  Indemnification...........................................................................54
                       ---------------
         Section 12.6  Successor Administrative Agent............................................................55
                       ------------------------------

ARTICLE 13.  MISCELLANEOUS.......................................................................................55
         Section 13.1  Notices...................................................................................55
                       -------
         Section 13.2  Successors and Assigns....................................................................56
                       ----------------------
         Section 13.3  Amendments and Related Matters............................................................56
                       ------------------------------
         Section 13.4  Costs and Expenses; Indemnification.......................................................57
                       -----------------------------------
         Section 13.5  Oral Communications.......................................................................58
                       -------------------
         Section 13.6  Entire Agreement..........................................................................58
                       ----------------
         Section 13.7  Governing Law.............................................................................58
                       -------------
         Section 13.8  Severability..............................................................................58
                       ------------
         Section 13.9  Counterparts..............................................................................58
                       ------------
         Section 13.10  Confidentiality..........................................................................58
                        ---------------
         Section 13.11  Assignments and Participations...........................................................59
                        ------------------------------
         Section 13.12  Waiver of Trial by Jury..................................................................62
                        -----------------------
         Section 13.13  Choice of Forum and Service of Process...................................................63
                        --------------------------------------
         Section 13.14  Remedies.................................................................................63
                        --------
         Section 13.15  Right of Set-Off.........................................................................63
                        ----------------
         Section 13.16  Effectiveness............................................................................64
                        -------------

                                    SCHEDULES

Schedule 1                 Commitment Schedule and Addresses
Schedule 2                 Material Subsidiaries

                                    EXHIBITS

Exhibit A                  Form of Assignment and Acceptance Agreement
Exhibit B                  Form of Compliance Certificate
Exhibit C-1                Form of Notice of Borrowing (Drawings)
Exhibit C-2                Form of Notice of Borrowing (Continuations)
Exhibit C-3                Form of Notice of Borrowing (Conversions)
Exhibit D                  Form of Opinion of General Counsel to the Borrower
Exhibit E-1                Form of Revolving Credit Note
Exhibit E-2                Form of Swingline Note
Exhibit F-1                Form of CAF Advance Request
Exhibit F-2                Form of CAF Advance Offer
Exhibit F-3                Form of CAF Advance Confirmation

                  AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 24, 2000, is made by and among:

(a) COMPUTER ASSOCIATES INTERNATIONAL, INC., a Delaware corporation (the "Borrower");

(b)      the Banks (as hereinafter defined);

(c) each of the Managing Agents and Co-Agents listed on the signature pages hereto (in such capacity, the "Co-Agents");

(d) BANK OF AMERICA, N.A. and CHASE SECURITIES INC., as co-syndication agents (in such capacity, the "Co-Syndication Agents");

(e) THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, the "Documentation Agent"); and

(f) CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Banks.


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Borrower is a party to the Credit Agreement, dated as of May 26, 1999, the ("Existing Agreement"), with the banks and other financial institutions parties thereto, the Co-Agents named therein, the Co-Syndication Agents named therein and the Administrative Agent;

                  WHEREAS, the Borrower has requested that the Existing Agreement be amended as set forth herein;

                  WHEREAS, each of the parties hereto is agreeable to the requested amendments, but only upon the terms and subject to the conditions set forth herein, and each of the parties hereto, for convenience of reference, has agreed to restate the Existing Agreement as so amended;

                  WHEREAS, each of the Lenders and the other parties hereto are agreeable to the terms and provisions of the Existing Agreement as amended and restated hereby;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties to the Existing Agreement agree that the Existing Agreement shall be and hereby is amended and restated to read in its entirety as follows:

                    ARTICLE 1. DEFINITIONS AND INTERPRETATION

                  Section 1.1 Defined Terms. As used herein, the following terms shall have the following meanings:

                  "Administrative Agent" has the meaning assigned to that term in the preamble hereto.

                  "Affiliate" means, as to any Person, any other Person directly or indirectly controlling or controlled by or under common control with such Person.

                  "Agency Office" means the office of the Administrative Agent designated on the Commitment Schedule (which office initially shall be located in the City of New York), or such other office of the Administrative Agent as the Administrative Agent may from time to time designate by notice to the Borrower and the Banks.

                  "Agreement" means this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Applicable Facility Fee Rate" means, at any date, the rate per annum set forth below opposite the Public Debt Rating notified to the Administrative Agent by the Borrower pursuant to Section 10.1(h)(vii) most recently prior to such date:


                Public Debt Ratings                              Rate
                -------------------                              ----

                  A-/A3 or better                               0.100%

                     BBB+/Baa1                                  0.125%

                     BBB/Baa2                                   0.150%

                     BBB-/Baa3                                  0.175%

                Less than BBB-/Baa3                             0.200%

                  "Applicable Lending Office" means, with respect to each Bank, the office of such Bank from time to time designated by such Bank to the Borrower and the Administrative Agent as the office (or offices) from which such Bank is funding its Loans hereunder.

                  "Application" means an application, in such form as the Issuing Bank may specify from time to time, requesting the Issuing Bank to open a Letter of Credit.

                  "Assignee" has the meaning ascribed thereto in Section 13.11.

                  "Assignment and Acceptance Agreement" means an assignment and acceptance agreement, in compliance with Section 13.11 and substantially in the form of Exhibit A hereto.

                  "Available Revolving Commitment" means, as to any Revolving Bank at any time, an amount equal to the excess, if any, of (a) such Revolving Bank's Revolving

         Commitment then in effect over (b) such Revolving Bank's Revolving Extensions of Credit then outstanding.

                  "Bank" means a Revolving Bank, the Issuing Bank or the Swingline Bank, as the context shall require; collectively, the "Banks."

                  "Bank Holding Company" means any Person that directly or indirectly controls any Bank.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City (or, in the case of matters relating to Eurodollar Rate Loans or LIBO Rate CAF Advances, on which commercial banks in New York City or London, England) are authorized or required by law to close.

                  "Base Rate" means a fluctuating rate per annum which is at all times equal to the higher of (a) the rate per annum publicly announced by Credit Suisse First Boston from time to time as its base lending rate for commercial loans in Dollars in the United States or (b) the Federal Funds Rate plus a margin of 0.50 percentage points, the Base Rate to change as and when such rates change. The base lending rate is not necessarily the lowest rate of interest charged by Credit Suisse First Boston in connection with extensions of credit.

                  "Base Rate Loan" means any Loan during any period that such Loan is bearing interest at a rate based upon the Base Rate.

                  "Borrower" has the meaning assigned to that term in the preamble hereto.

                  "Borrowing Date" means any Banking Day during the Commitment Period which is specified by the Borrower as a date on which the Borrower requests the relevant Banks to make Loans (including, without limitation, CAF Advances) or issue a Letter of Credit hereunder.

                  "CAF Advance" means each CAF Advance made pursuant to Section 5.1.

                  "CAF Advance Availability Period" means the period from and including the Closing Date to and including the date which is 14 days prior to the Termination Date.

                  "CAF Advance Confirmation" means each confirmation by the Borrower of its acceptance of CAF Advance Offers, which confirmation shall be substantially in the form of Exhibit F-3 and shall be delivered to the Administrative Agent by facsimile transmission.

                  "CAF Advance Interest Payment Date" means as to each CAF Advance, each interest payment date specified by the Borrower for such CAF Advance in the related CAF Advance Request.

                  "CAF Advance Maturity Date" means as to any CAF Advance, the date specified by the Borrower pursuant to Section 5.2 in its acceptance of the related CAF Advance Offer.

                  "CAF Advance Offer" means each offer by a Revolving Bank to make CAF Advances pursuant to a CAF Advance Request, which offer shall contain the information specified in Exhibit F-2 and shall be delivered to the Administrative Agent by telephone, immediately confirmed by facsimile transmission.

                  "CAF Advance Request" means each request by the Borrower for Revolving Banks to submit bids to make CAF Advances, which request shall contain the information in respect of such requested CAF Advances specified in Exhibit F-1 and shall be delivered to the Administrative Agent in writing, by facsimile transmission, or by telephone, immediately confirmed by facsimile transmission.

                  "Closing Date"means the date upon which the conditions precedent set forth in Section 8.1 shall have been satisfied, which date shall be May 24, 2000.

                  "Co-Agent" has the meaning assigned to that term in the preamble hereto.

                  "Commitment" means, as to any Bank, the obligation of such Bank to make Loans to and/or issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name as its Commitment on the Commitment Schedule, as the same may be reduced from time to time in accordance with the terms hereof and otherwise subject to adjustment for the effect of any one or more Assignment and Acceptance Agreements to which such Bank may be a party.

                  "Commitment Period" means the period from and including the Closing Date to the Termination Date (or such earlier date upon which the Commitments shall terminate).

                  "Commitment Schedule" means the schedule attached as Schedule 1 hereto.

                  "Compliance Certificate" means a certificate of, and duly executed by, a Responsible Officer of the Borrower in the form of Exhibit B hereto.

                  "Confidential Information Memorandum" means the Confidential Information Memorandum, dated April 2000, distributed with respect to the Borrower in connection with the syndication of the Commitments.

                  "Consolidated EBITDA" means, for any period, the amount equal to the Consolidated Net Income of the Borrower and its consolidated Subsidiaries for such period plus, to the extent deducted in calculating such Consolidated Net Income for such period, all taxes, Consolidated Interest Expense, depreciation, amortization and other non-cash expenses and charges (including the write-offs of purchased research and development charges) of the Borrower and its consolidated Subsidiaries (determined on a consolidated basis in conformity with GAAP) for such period.

                  "Consolidated Interest Expense" means, with respect to the Borrower and its consolidated Subsidiaries for any period, the amount which would be deducted for such period on account of interest expense on the aggregate principal amount of their Debt in the determination of Consolidated Net Income for such period.

                  "Consolidated Net Income" means, for any period, the net income of the Borrower and its consolidated Subsidiaries, determined on a consolidated basis in conformity with GAAP.

                  "Co-Syndication Agents" has the meaning assigned to that term in the preamble hereto.

                  "Credit Documents" means this Agreement, any Notes and any Applications.

                  "Debt" means, without duplication, (i) indebtedness for borrowed money, (ii) obligations to pay the deferred purchase price of property or services (other than trade payables arising in the ordinary course of business which are not overdue), (iii) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (iv) obligations evidenced by bonds, debentures, notes, or equivalent instruments, (v) reimbursement obligations in respect of drawings made under letters of credit, (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above and (vii) withdrawal liability incurred under ERISA to any Multiemployer Plan; provided, however, that, the term "Debt" shall not include, to the extent otherwise includable therein, deferred taxes and deferred maintenance revenue.

                  "Directive" means any Law, and any directive, guideline or requirement of any governmental authority (whether or not having the force of law), but, if not having the force of law, the compliance with which is in accordance with the general practice of the Person to whom the Directive is addressed or applies.

                  "Documentation Agent" has the meaning assigned to that term in the preamble hereto.

                  "Dollar" and "$" mean the lawful currency of the United States of America.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) which is a member of a group of which the Borrower is a member and which is under common control with the Borrower within the meaning of the regulations under Section 414 of the IRC.

                  "Eurocurrency Liabilities" has the meaning specified in Regulation D promulgated by the Board of Governors of the Federal Reserve System, as in effect from time to time or any successor Directive.

                  "Eurodollar Base Rate" means, for each Interest Period for each Eurodollar Rate Loan, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London, England time) on the date which is two Banking Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing) by reference to the "British Bankers' Association Interest Settlement Rates" for a representative amount of deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Base Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which a representative amount of deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by Credit Suisse First Boston at approximately 11:00 a.m. (London time) on the date which is two Banking Days prior to the beginning of such Interest Period.

                  "Eurodollar Rate" means, with respect to each day during each Interest Period pertaining to a Eurodollar Rate Loan, a rate per annum determined for such day in accordance with the following formula:

                              Eurodollar Base Rate
                              --------------------
                    1.00 - Eurodollar Rate Reserve Percentage

                   "Eurodollar Rate Loan" means any Loan that bears interest at a rate based upon the Eurodollar Rate.

                  "Eurodollar Rate Margin" means, at any date, the rate per annum set forth below opposite the Public Debt Rating notified to the Administrative Agent by the Borrower pursuant to Section 10.1(h)(vii) most recently prior to such date:


                Public Debt Ratings                              Rate
                -------------------                              ----

                  A-/A3 or better                               0.900%

                     BBB+/Baa1                                  1.000%

                     BBB/Baa2                                   1.100%

                     BBB-/Baa3                                  1.325%

                Less than BBB-/Baa3                             1.550%

                  "Eurodollar Rate Reserve Percentage" for each day for each Eurodollar Rate Loan means the reserve percentage applicable on such day under regulations issued from time to time by the Board of Governors of the Federal Reserve System or any successor for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to the Interest Period then in effect with respect to such Eurodollar Rate Loan.

                  "Eurodollar Tranche" means all Eurodollar Rate Loans which have current Interest Periods beginning on the same date and ending on the same later date (whether or not such Loans shall originally have been made on the same day).

                  "Event of Default" has the meaning specified in Article 11.

                  "Excluded Taxes" has the meaning ascribed thereto in Section 7.13(a).

                  "Existing Agreement" has the meaning ascribed thereto in the recitals hereto.

                  "Existing $3 Billion Agreement" means that certain $3 Billion Credit Agreement, dated as of May 26, 1999, among the Borrower, the banks and other financial institutions parties thereto, the Co-Agents named therein, the Co-Syndication Agents named therein and Credit Suisse First Boston, as administrative agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Banking Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Banking Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Fixed Rate CAF Advance" means any CAF Advance made pursuant to a Fixed Rate CAF Advance Request.

                  "Fixed Rate CAF Advance Request" means any CAF Advance Request requesting the Revolving Banks to offer to make CAF Advances at a fixed rate (as opposed to a rate composed of the LIBO Rate plus (or minus) a margin).

                  "Funding Office" means the office specified from time to time by the Administrative Agent as its funding office by notice to the Borrower and the Banks.

                  "GAAP" means generally accepted accounting principles in the United States as in effect from time to time (except that for purposes of Section 10.2(f) and (g), GAAP shall be determined on the basis of such principles used in the preparation of the audited financial statements delivered for the fiscal year ended on March 31, 2000). In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Banks, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

                  "Granting Bank" has the meaning ascribed thereto in Section 13.11(f).

                  "Interest Period": with respect to any Eurodollar Rate Loan, means:

                           (a) initially, the period commencing on the borrowing
                  or conversion date, as the case may be, with respect to such Eurodollar Rate Loan and ending one, two, three, six, nine or twelve months thereafter, as selected by the Borrower in its Notice of Borrowing or notice of conversion, as the case may be, given with respect thereto; and

                           (b) thereafter, each period commencing on the last
                  day of the next preceding Interest Period applicable to such Eurodollar Rate Loan and ending one, two, three, six, nine or twelve months thereafter, as selected by the Borrower in its Notice of Borrowing delivered to the Administrative Agent with respect thereto;

         provided that, the foregoing provisions relating to Interest Periods are subject to the following:

                           (w) if any Interest Period pertaining to a Eurodollar
                  Rate Loan would otherwise end on a day that is not a Banking Day, such Interest Period shall be extended to the next succeeding Banking Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Banking Day;

                           (x) any Interest Period that would otherwise extend
                  beyond the Termination Date shall end on the Termination Date;

                           (y) any Interest Period pertaining to a Eurodollar
                  Rate Loan that begins on the last Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Banking Day of a calendar month; and

                           (z) the Borrower shall select Interest Periods so as
                  not to require a payment or prepayment of any Eurodollar Rate Loan during an Interest Period for such Loan.

                  "IRC" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Issuing Bank" means Credit Suisse First Boston or such other Revolving Bank as may be mutually agreed upon by the Borrower and the Administrative Agent, in its capacity as issuer of any Letter of Credit.

                  "Laws" means all federal, state, local or foreign laws, rules, regulations and treaties, all judgments, awards, orders, writs, injunctions or decrees issued by any federal, state, local or foreign authority, court, tribunal, agency or other governmental authority, or by any arbitrator, all permits, licenses, approvals, franchises, notices, authorizations and similar filings, by or with any federal, state, local or foreign governmental authority and all consent decrees or regulatory agreements with any federal, state, local or foreign governmental authority.

                  "L/C Fee Payment Date" means the last Banking Day of each March, June, September and December.

                  "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to
         Section 4.5.

                  "L/C Participants" means the collective reference to all the Revolving Banks other than the Issuing Bank.

                  "Letters of Credit" has the meaning ascribed thereto in
         Section 4.1(a).

                  "LIBO Rate" means, in respect of any LIBO Rate CAF Advance, the London interbank offered rate for deposits in Dollars for the period commencing on the date of such CAF Advance and ending on the CAF Advance Maturity Date with respect thereto which appears on Telerate Page 3750 as of 11:00 A.M., London time, two Banking Days prior to the beginning of such period.

                  "LIBO Rate CAF Advance" means any CAF Advance made pursuant to a LIBO Rate CAF Advance Request.

                  "LIBO Rate CAF Advance Request" means any CAF Advance Request requesting the Revolving Banks to offer to make CAF Advances at an interest rate equal to the LIBO Rate plus (or minus) a margin.

                  "Liens" means any mortgage, pledge, hypothecation, assignment for purposes of security, "blocked" account arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                  "Loan" means a Revolving Loan, a Swingline Loan, a CAF Advance or a Money Market Loan, as the context shall require.

                  "Majority Banks" means the Banks holding Revolving Commitments which collectively constitute more than 50% of the Total Revolving Commitments; provided that, as of any time either (i) when an Event of Default pursuant to clause (a) of Article 11 has occurred and is continuing or (ii) after the last day of the Commitment Period, the term "Majority Banks" shall mean the Banks holding more than 50% of the Total Revolving Extensions of Credit. Notwithstanding the foregoing,
         (x) for purposes of declaring the Loans and other extensions of credit to be due and payable pursuant to Article 11, the outstanding CAF Advances of the Revolving Banks shall be included in their respective Revolving Extensions of Credit in determining the "Majority Banks" and
         (y) for purposes of determining the "Majority Banks" at any date, the outstanding Letters of Credit and Swingline Loans shall be deemed to be held ratably by all Revolving Banks.

                  "Margin Stock" shall have the meaning assigned to such term pursuant to Regulations T, U and X of the Board of Governors of the Federal Reserve System.

                  "Material Adverse Effect" means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or (b) the validity or enforceability of any of the Credit Documents or the Existing $3 Billion Agreement or the rights and remedies of the Administrative Agent and the Banks thereunder.

                  "Material Subsidiary" means, at any date, any Subsidiary of the Borrower which (a) holds any capital stock of the Borrower, (b) in the aggregate with its Subsidiaries, has consolidated revenues for the period of four consecutive fiscal quarters most recently ended which are in excess of 3% of the consolidated revenues of the Borrower and its Subsidiaries taken as a whole for such period or (c) in the aggregate with its Subsidiaries, has consolidated assets at such date which are material to the business of the Borrower and its Subsidiaries taken as a whole.

                  "Money Market Loan" means a loan by a Bank to the Borrower pursuant to Article 6.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

                  "Notes" has the meaning specified in Section 7.1(e).

                  "Notice of Borrowing" means (a) with respect to a request for a borrowing hereunder, a request in the form of Exhibit C-1 hereto, (b) with respect to a request for continuation of a Eurodollar Rate Loan hereunder, a request in the form of Exhibit C-2 hereto and (c) with respect to a request for conversion of or to a Eurodollar Rate Loan hereunder, a request in the form of Exhibit C-3 hereto, in each case delivered by the Borrower to the Administrative Agent hereunder.

                  "Other Taxes" has the meaning ascribed thereto in Section 7.13(b).

                  "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which either (i) is maintained for employees of the Borrower or an ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliate, (ii) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates, or (iii) was so maintained in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Public Debt Rating" means, at any date, the higher of the ratings then assigned by S&P and Moody's to the senior, unsecured, long-term Debt for borrowed money of the Borrower which is not guaranteed by any other Person or otherwise subject to credit enhancement; provided that if the ratings assigned by S&P and the Moody's are more than one level apart, the Public Debt Rating shall mean the rating which is one level above the lower of such S&P rating or Moody's rating, as applicable, and provided further that if such lower rating is BBB- or below (in the case of the S&P rating) or Baa3 or below (in the case of the Moody's rating), the Public Debt Rating shall mean the lower of the rating assigned by S&P and Moody's.

                  "Refunded Swingline Loans" has the meaning ascribed thereto in
         Section 3.2(b).

                  "Refunding Date" has the meaning ascribed thereto in Section 3.2(c).

                  "Register" has the meaning ascribed thereto in Section 7.1(c).

                  "Reimbursement Obligation" means the obligation of the Borrower to reimburse the Issuing Bank pursuant to Section 4.5 for amounts drawn under Letters of Credit.

                  "Reportable Event" has the meaning assigned to that term in Title IV of ERISA.

                  "Responsible Officer" means the president, chief executive officer, chief operating officer, chief financial officer, executive vice president, treasurer, or controller of the Borrower and such other officer of the Borrower designated by a Responsible Officer of the Borrower by notice delivered to the Administrative Agent.

                  "Revolving Bank" means each bank or other financial institution from time to time that has a Revolving Commitment or that holds Revolving Extensions of Credit in accordance with the terms hereof.

                  "Revolving Commitment" means, as to any Revolving Bank, the obligation of such Revolving Bank, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Commitment" opposite such Revolving Bank's name on Schedule 1 or in the Assignment and Acceptance pursuant to which such Revolving Bank became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Commitments is $1,300,000,000.

                  "Revolving Extensions of Credit" means, as to any Revolving Bank at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Revolving Bank then outstanding, (b) such Revolving Bank's Revolving Percentage of the L/C Obligations then outstanding and (c) such Revolving Bank's Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.

                  "Revolving Loans" has the meaning assigned to that term in
         Section 2.1.

                  "Revolving Percentage" means, as to any Revolving Bank at any time, the percentage which such Revolving Bank's Revolving Commitment then constitutes of the Total Revolving Commitments (or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Revolving Bank's Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding).

                  "S&P" means Standard and Poor's Ratings Service.

                  "SPC" has the meaning ascribed thereto in Section 13.11(f).

                  "Subsidiary" means, as to any Person, any now existing or hereafter organized corporation, partnership or other entity (a) in which such Person, directly or indirectly, owns beneficially or of record equity securities (or securities currently convertible into equity securities) which give such Person directly or indirectly, upon conversion, exercise or otherwise, the power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, by such Person.

                  "Swingline Bank" means Credit Suisse First Boston, in its capacity as the lender of Swingline Loans.

                  "Swingline Commitment" means the obligation of the Swingline Bank to make Swingline Loans pursuant to Section 3.1.

                  "Swingline Loans" has the meaning ascribed thereto in Section 3.1.

                  "Swingline Participation Amount" has the meaning ascribed thereto in Section 3.2(c).

                  "Tax Credit" has the meaning ascribed thereto in Section 7.13(i).

                  "Taxes" has the meaning ascribed thereto in Section 7.13(a).

                  "Termination Date" means May 23, 2001.

                  "Test Ratio" means, for any period, the ratio (determined by reference to the consolidated financial statements of the Borrower and its Subsidiaries most recently required to be delivered pursuant to
         Section 10.1(h)(i) or (ii), as the case may be) of (a) the total Debt of Borrower and its Subsidiaries on a consolidated basis on the last day of such period to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for such period.

                  "Total Revolving Commitments" means, at any time, the aggregate amount of the Revolving Commitments then in effect.

                  "Total Revolving Extensions of Credit" means, at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Banks outstanding at such time plus the aggregate principal amount of CAF Advances then outstanding.

                  "Type" means, with respect to any Loan, a Base Rate Loan or a Eurodollar Rate Loan.

                  "Uniform Customs" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

                  Section 1.2 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding".

                  Section 1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                  Section 1.4 No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Bank or the Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  Section 1.5 Use of Certain Terms. Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

                  Section 1.6 Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed references to Articles, Sections, Schedules and Exhibits of this Agreement. References to this Agreement and any other Credit Document include this Agreement and other Credit Documents as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof. A reference to a Person includes the successors and assigns of such Person, but such successors and assigns shall have rights under this Agreement only to the extent permitted hereby.

                  Section 1.7 Independence of Provisions. All agreements and covenants hereunder and under the other Credit Documents shall be given independent effect such that if a particular action or condition is prohibited by the terms of any such agreement or covenant, the fact that such action or condition would be permitted within the limitations of another agreement or covenant shall not be construed as allowing such action to be taken or condition to exist.

              ARTICLE 2. AMOUNT AND TERMS OF REVOLVING COMMITMENTS

                  Section 2.1 Revolving Commitments. Subject to the terms and conditions hereof, each Revolving Bank severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount that will not cause (a) the sum of the Revolving Extensions of Credit of any Revolving Bank and the aggregate principal amount of Money Market Loans made by such Revolving Bank to exceed the Revolving Commitment then in effect for such Revolving Bank or (b) the Total Revolving Extensions of Credit to exceed the Total Revolving Commitments. During the Commitment Period the Borrower may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurodollar Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 7.6.

                  Section 2.2 Procedure for Borrowing of Revolving Loans. The Borrower may borrow under the Revolving Commitments during the Commitment Period on any Banking Day, provided that the Borrower shall give the Administrative Agent irrevocable notice of such borrowing (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time), (a) three Banking Days prior to the requested Borrowing Date, in the case of Eurodollar Rate Loans, or (b) one Banking Day prior to the requested Borrowing Date, in the case of Base Rate Loans. Such notice shall be in the form of a Notice of Borrowing, substantially in the form of Exhibit C-1 hereto, which has been duly completed and executed by the Borrower and shall specify (i) the amount and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date, (iii) in the case of Eurodollar Rate Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor and (iv) unless the Administrative Agent previously has been notified in writing thereof, the Borrower's remittance instructions. Each borrowing under the Revolving Commitments shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if then aggregate Available Revolving Commitments are less than $10,000,000, such lesser amount; provided that such lesser amount must be borrowed as a Base Rate Loan); provided, that the Swingline Bank may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are Base Rate Loans in other amounts pursuant to
Section 3.2(b). Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Bank thereof. Each Revolving Bank will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Banks and in like funds as received by the Administrative Agent.

                  Section 2.3 Termination of Revolving Commitments. On the last day of the Commitment Period, the Revolving Commitments shall terminate and all amounts outstanding thereunder shall be immediately due and payable.

                  Section 2.4 Use of Proceeds. The proceeds of the Revolving Loans shall be used by the Borrower and its Subsidiaries for working capital purposes and other general corporate purposes.

                  Section 2.5 Extensions of Termination Date for Revolving Commitments. The Borrower may from time to time request that the Revolving Banks and the Administrative Agent agree in writing to extend the Termination Date then in effect for the Revolving Commitments to the 364th day after the Response Date (as defined below); such request shall be received by the Administrative Agent (which shall promptly notify the Revolving Banks thereof) at least 45 days prior to the Termination Date then in effect. If on the 29th day prior to the Termination Date then in effect (such 29th day being the "Response Date"), or on such date thereafter as to which the Borrower agrees, the Administrative Agent receives from any Revolving Bank a written acceptance of the Borrower's request, then, effective on such 29th day or such other day, the Termination Date for the Revolving Commitments then in effect will be so extended as to each Revolving Bank who accepts the Borrower's request but shall not be extended as to any other Revolving Bank; if no Revolving Bank delivers such an acceptance, then the Borrower's request shall be deemed denied and the Termination Date for the Revolving Commitments then in effect shall not be extended as to the Administrative Agent or any Revolving Bank. The Administrative Agent shall promptly notify the Borrower of the acceptances received by it. To the extent that the Termination Date for the Revolving Commitments in effect at any time is not extended as to any Revolving Bank pursuant to this Section 2.5 or by other written agreement executed by such Revolving Bank before such Termination Date, the Revolving Commitment of such Revolving Bank hereunder shall automatically terminate in whole on the then existing Termination Date without any further notice or other action by the Borrower, such Revolving Bank or any other Person. It is understood that the Revolving Banks and the Administrative Agent shall have no obligation whatsoever to agree to any request made by the Borrower for the extension of the Termination Date for the Revolving Commitments. If a Revolving Bank declines the Borrower's extension request, the Borrower may, at its option: (a) designate an alternate bank (which need not be an existing Bank) to purchase an assignment of such Bank's Revolving Commitment and all other amounts payable to such Bank under this Agreement for a price equal to the aggregate outstanding principal amount of the Loans (other than CAF Advances) owing to such Revolving Bank and all accrued interest and other amounts owing on account thereof (in which event such Bank shall cooperate in good faith with the Borrower and such alternate bank in order to effect the prompt assignment of the Revolving Commitment of, and amounts owing to, such Revolving Bank), or (b) during such time as no Event of Default, or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both, has occurred and is continuing, repay all amounts (other than CAF Advances) owing to such Revolving Bank and terminate its Revolving Commitment.

              ARTICLE 3. AMOUNT AND TERMS OF SWINGLINE SUB-FACILITY

                  Section 3.1 Swingline Commitment. Subject to the terms and conditions hereof, the Swingline Bank agrees that it shall make swingline loans (the "Swingline Loans") available to the Borrower from time to time during the Commitment Period under the Revolving Commitments; provided that (i) the sum of the aggregate then-outstanding principal amount of the Swingline Loans and the aggregate then-outstanding amount of the L/C Obligations would not exceed $200,000,000 and (ii) the Borrower shall not request, and the Swingline Bank shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. During the Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be made and maintained only as Base Rate Loans.

                  Section 3.2 Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever the Borrower desires that the Swingline Bank make Swingline Loans it shall give the Swingline Bank irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Bank not later than 1:00 P.M., New York City time, on the proposed Borrowing Date). Such notice shall be in the form of a Notice of Borrowing, substantially in the form of Exhibit C-1 hereto, which has been duly completed and executed by the Borrower and shall specify (i) the amount to be borrowed,
(ii) the requested Borrowing Date and (iii) unless the Swingline Bank previously has been notified in writing thereof, the Borrowers' remittance instructions. Each borrowing under the Swingline Commitment shall be in an amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Bank shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Bank. The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by depositing such proceeds in the account of the Borrower with the Administrative Agent on such Borrowing Date in immediately available funds.

                  (b) The Swingline Bank, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Bank to act on its behalf), on one Banking Day's notice given by the Swingline Bank no later than 3:00 P.M., New York City time, request each Revolving Bank to make, and each Revolving Bank hereby agrees to make, a Revolving Loan, in an amount equal to such Revolving Bank's Revolving Percentage of the aggregate amount of the Swingline Loans (the "Refunded Swingline Loans") outstanding on the date of such notice, to repay the Swingline Bank. Each Revolving Bank shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 12:00 Noon, New York City time, one Banking Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Bank for application by the Swingline Bank to the repayment of the Refunded Swingline Loans.

                  (c) If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 3.2(b), one of the events described in clause (f) or (g) of Article 11 shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Bank in its sole discretion, Revolving Loans may not be made as contemplated by Section 3.2(b), each Revolving Bank shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 3.2(b) (the "Refunding Date"), purchase for cash an undivided participating interest in then outstanding Swingline Loans by paying to the Swingline Bank an amount (the "Swingline Participation Amount") equal to (i) such Revolving Bank's Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Revolving Loans.

                  (d) Whenever, at any time after the Swingline Bank has received from any Revolving Bank such Bank's Swingline Participation Amount, the Swingline Bank receives any payment on account of the Swingline Loans, the Swingline Bank will distribute to such Revolving Bank its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Bank's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Revolving Bank's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Bank is required to be returned, such Revolving Bank will return to the Swingline Bank any portion thereof previously distributed to it by the Swingline Bank.

                  (e) Each Revolving Bank's obligation to make the Revolving Loans referred to in Section 3.2(b) and to purchase participating interests pursuant to Section 3.2(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Bank or the Borrower may have against the Swingline Bank, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default or the failure to satisfy any of the other conditions specified in Article 8; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Credit Document by the Borrower, any of its Subsidiaries or any other Revolving Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.


          ARTICLE 4. AMOUNT AND TERMS OF LETTER OF CREDIT SUB-FACILITY

                  Section 4.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Bank, in reliance on the agreements of the other Revolving Banks set forth in Section 4.4(a), agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower on any Banking Day during the Commitment Period in such form as may be approved from time to time by the Issuing Bank; provided that such Issuing Bank shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the sum of the aggregate then-outstanding principal amount of the Swingline Loans and the aggregate then-outstanding amount of the L/C Obligations would exceed $200,000,000 or (ii) the Total Revolving

Extensions of Credit would be in excess of the Total Revolving Commitment. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Banking Days prior to the Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

                  (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

                  (c) No Issuing Bank shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Law.

                  Section 4.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that the applicable Issuing Bank issue a Letter of Credit by delivering to such Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Bank, and such other certificates, documents and other papers and information as such Issuing Bank may request. Upon receipt of any Application, such Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and, after confirming with the Administrative Agent that the provisions of the proviso to the first sentence of
Section 4.1 are then satisfied, shall promptly (and, in any event, within five Banking Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) issue the Letter of Credit requested thereby (but in no event shall such Issuing Bank be required to issue any Letter of Credit earlier than two Banking Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Bank and the Borrower. Such Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof and shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Revolving Banks, notice of the issuance of each Letter of Credit (including the amount thereof); provided that, with respect to commercial Letters of Credit, the Administrative Agent need not furnish such notice of issuance to the Revolving Banks more frequently than once per calendar quarter.

                  Section 4.3 Fees and Other Charges. (a) The Borrower will pay a fee on all outstanding Letters of Credit for each day at a per annum rate equal to the Eurodollar Rate Margin then in effect with respect to Eurodollar Rate Loans hereunder times the aggregate undrawn face amounts of such Letters of Credit on such day. Such fee shall be payable to the Administrative Agent, for the account of the Revolving Banks, quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the relevant Issuing Bank for its own account a fronting fee of 0.25% per annum on the undrawn and unexpired amount of each Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date after the Issuance Date.

                  (b) In addition to the foregoing fees, the Borrower shall pay or reimburse the relevant Issuing Bank for such normal and customary costs and expenses as are incurred or charged by such Issuing Bank in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

                  Section 4.4 L/C Participations. (a) Each Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Percentage in such Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Bank that, if a draft is paid under any Letter of Credit for which such Issuing Bank is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Bank upon demand at such Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Revolving Percentage of the amount of such draft, or any part thereof, that is not so reimbursed.

                  (b) If any amount required to be paid by any L/C Participant to an Issuing Bank pursuant to Section 4.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Bank under any Letter of Credit is paid to such Issuing Bank within three Banking Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 4.4(a) is not made available to the relevant Issuing Bank by such L/C Participant within three Banking Days after the date such payment is due, such Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans hereunder. A certificate of the relevant Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

                  (c) Whenever, at any time after an Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 4.4(a), such Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Bank), or any payment of interest on account thereof, such Issuing Bank will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Bank shall be required to be returned by such Issuing Bank, such L/C Participant shall return to such Issuing Bank the portion thereof previously distributed by such Issuing Bank to it.

                  Section 4.5 Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse each Issuing Bank on each date on which such Issuing Bank notifies the Borrower (or on the immediately following Banking Day if the Issuing Bank notifies the Borrower after 11:00 A.M., New York City time) of the date and amount of a draft presented under any Letter of Credit issued and paid by such Issuing Bank (a "Reimbursement Notice") for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Bank in connection with such payment (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the "Payment Amount"). Each such payment shall be made to such Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the third Banking Day following the date of the applicable drawing, Section 7.8(b) and (ii) thereafter, Section 7.8(c). Each drawing under any Letter of Credit shall (unless (x) an event of the type described in clause (f) or (g) of Article 11 shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 4.4 for funding by L/C Participants shall apply or (y) the Borrower notifies the Administrative Agent and the Issuing Bank on the date of the Borrower's receipt of the relevant Reimbursement Notice that the Borrower intends to provide the reimbursement contemplated by this Section 4.5 with other sources of funds) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.2 of Base Rate Loans (or, at the option of the Borrower, a borrowing pursuant to Section 3.2 of Swingline Loans) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans (or, if applicable, Swingline Loans) could be made, pursuant to Section 2.2 (or, if applicable, Section 3.2), if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent delivers the applicable Reimbursement Notice.

                  Section 4.6 Obligations Absolute. The Borrower's obligations under this Article 4 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the relevant Issuing Bank, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Bank that such Issuing Bank shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 4.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Bank shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit issued by it, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Bank. The Borrower agrees that any action taken or omitted by an Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of such Issuing Bank to the Borrower.

                  Section 4.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Bank shall promptly notify the Borrower of the date and amount thereof. The responsibility of such Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

                  Section 4.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article 4, the provisions of this Article 4 shall apply.

                             ARTICLE 5. CAF ADVANCES

                  Section 5.1 CAF Advances. Subject to the terms and conditions of this Agreement, the Borrower may borrow CAF Advances from time to time under the Total Revolving Commitment on any Banking Day during the CAF Advance Availability Period. CAF Advances may be borrowed in amounts such that the Total Revolving Extensions of Credit at any time shall not exceed the Total Revolving Credit Commitments at such time. Within the limits and on the conditions hereinafter set forth with respect to CAF Advances, the Borrower from time to time may borrow, repay and reborrow CAF Advances.

                  Section 5.2 Procedure for CAF Advance Borrowing. (a) The Borrower shall request CAF Advances by delivering a CAF Advance Request to the Administrative Agent, not later than 12:00 Noon (New York City time) four Banking Days prior to the proposed Borrowing Date (in the case of a LIBO Rate CAF Advance Request), and not later than 10:00 A.M. (New York City time) one Banking Day prior to the proposed Borrowing Date (in the case of a Fixed Rate CAF Advance Request). Each CAF Advance Request in respect of any Borrowing Date may solicit bids for CAF Advances on such Borrowing Date in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and having not more than three alternative CAF Advance Maturity Dates. The CAF Advance Maturity Date for each CAF Advance shall be the date set forth therefor in the relevant CAF Advance Request, which date shall be (i) not less than 14 days after the Borrowing Date therefor, in the case of a Fixed Rate CAF Advance, (ii) one, two, three or six months (or such longer period as the Borrower may elect in the relevant CAF Advance Request) after the Borrowing Date therefor, in the case of a LIBO CAF Advance and (iii) not later than the Termination Date, in the case of any CAF Advance. The Administrative Agent shall notify each Revolving Bank by facsimile transmission of the contents of each CAF Advance Request received by the Administrative Agent.

                  (b) In the case of a LIBO Rate CAF Advance Request, upon receipt of notice from the Administrative Agent of the contents of such CAF Advance Request, each Revolving

Bank may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at the applicable LIBO Rate plus (or minus) a margin determined by such Revolving Bank in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the Administrative Agent, before 10:30 A.M. (New York City time) on the day that is three Banking Days before the proposed Borrowing Date, setting forth:

                  (i) the maximum amount of CAF Advances for each CAF Advance Maturity Date and the aggregate maximum amount of CAF Advances for all CAF Advance Maturity Dates which such Revolving Bank would be willing to make (which amounts may, subject to Section 5.1, exceed such Revolving Bank's Revolving Commitment); and

                  (ii) the margin above or below the applicable LIBO Rate at which such Revolving Bank is willing to make each such CAF Advance.

The Administrative Agent shall advise the Borrower before 11:00 A.M. (New York City time) on the date which is three Banking Days before the proposed Borrowing Date of the contents of each such CAF Advance Offer received by it. If the Administrative Agent, in its capacity as a Revolving Bank, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the Borrower of the contents of its CAF Advance Offer before 10:15 A.M. (New York City time) on the date which is three Banking Days before the proposed Borrowing Date.

                  (c) In the case of a Fixed Rate CAF Advance Request, upon receipt of notice from the Administrative Agent of the contents of such CAF Advance Request, each Revolving Bank may elect, in its sole discretion, to offer irrevocably to make one or more CAF Advances at a rate of interest determined by such Revolving Bank in its sole discretion for each such CAF Advance. Any such irrevocable offer shall be made by delivering a CAF Advance Offer to the Administrative Agent before 9:30 A.M. (New York City time) on the proposed Borrowing Date, setting forth:

                  (i) the maximum amount of CAF Advances for each CAF Advance Maturity Date, and the aggregate maximum amount for all CAF Advance Maturity Dates, which such Revolving Bank would be willing to make (which amounts may, subject to Section 5.1, exceed such Revolving Bank's Revolving Commitment; and

                  (ii) the rate of interest at which such Revolving Bank is willing to make each such CAF Advance.

The Administrative Agent shall advise the Borrower before 10:00 A.M. (New York City time) on the proposed Borrowing Date of the contents of each such CAF Advance Offer received by it. If the Administrative Agent, in its capacity as a Revolving Bank, shall elect, in its sole discretion, to make any such CAF Advance Offer, it shall advise the Borrower of the contents of its CAF Advance Offer before 9:15 A.M. (New York City time) on the proposed Borrowing Date.

                  (d) Before 12:00 Noon (New York City time) three Banking Days before the proposed Borrowing Date (in the case of CAF Advances requested by a LIBO Rate CAF Advance Request) and before 11:00 A.M. (New York City time) on the proposed Borrowing Date (in the case of CAF Advances requested by a Fixed Rate CAF Advance Request), the Borrower, in its absolute discretion, shall:

                  (i) cancel such CAF Advance Request by giving the Administrative Agent telephone notice to that effect, or

                  (ii) by giving telephone notice to the Administrative Agent (immediately confirmed by delivery to the Administrative Agent of a CAF Advance Confirmation by facsimile transmission) (A) subject to the provisions of Section 5.2(e), accept one or more of the offers made by any Revolving Bank or Revolving Banks pursuant to Section 5.2(b) or
         Section 5.2(c), as the case may be, and (B) reject any remaining offers made by Revolving Banks pursuant to Section 5.2(b) or Section 5.2(c), as the case may be.

                  (e) The Borrower's acceptance of CAF Advances in response to any CAF Advance Offers shall be subject to the following limitations:

                  (i) the amount of CAF Advances accepted for each CAF Advance Maturity Date specified by any Revolving Bank in its CAF Advance Offer shall not exceed the maximum amount for such CAF Advance Maturity Date specified in such CAF Advance Offer;

                  (ii) the aggregate amount of CAF Advances accepted for all CAF Advance Maturity Dates specified by any Revolving Bank in its CAF Advance Offer shall not exceed the aggregate maximum amount specified in such CAF Advance Offer for all such CAF Advance Maturity Dates;

                  (iii) the Borrower may not accept offers for CAF Advances for any CAF Advance Maturity Date in an aggregate principal amount in excess of the maximum principal amount requested in the related CAF Advance Request; and

                  (iv) if the Borrower accepts any of such offers, it must accept offers based solely upon pricing for each relevant CAF Advance Maturity Date and upon no other criteria whatsoever, and if two or more Revolving Banks submit offers for any CAF Advance Maturity Date at identical pricing and the Borrower accepts any of such offers but does not wish to (or, by reason of the limitations set forth in Section 5.1, cannot) borrow the total amount offered by such Revolving Banks with such identical pricing, the Borrower shall accept offers from all of such Revolving Banks in amounts allocated among them pro rata according to the amounts offered by such Revolving Banks (with appropriate rounding, in the sole discretion of the Borrower, to assure that each accepted CAF Advance is an integral multiple of $1,000,000); provided that if the number of Revolving Banks that submit offers for any CAF Advance Maturity Date at identical pricing is such that, after the Borrower accepts such offers pro rata in accordance with the foregoing provisions of this paragraph, the CAF Advance to be made by any such Revolving Bank would be less than $5,000,000 principal amount, the number of such Revolving Banks shall be reduced by the Administrative Agent by lot until the CAF Advances to be made by each such remaining Revolving Bank would be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

                  (f) If the Borrower notifies the Administrative Agent that a CAF Advance Request is cancelled pursuant to Section 5.2(d)(i), the Administrative Agent shall give prompt telephone notice thereof to the Revolving Banks.

                  (g) If the Borrower accepts pursuant to Section 5.2(d)(ii) one or more of the offers made by any Revolving Bank or Revolving Banks, the Administrative Agent promptly shall notify each Revolving Bank which has made such an offer of (i) the aggregate amount of such CAF Advances to be made on such Borrowing Date for each CAF Advance Maturity Date and (ii) the acceptance or rejection of any offers to make such CAF Advances made by such Revolving Bank. Before 12:00 Noon (New York City time) on the Borrowing Date specified in the applicable CAF Advance Request, each Revolving Bank whose CAF Advance Offer has been accepted shall make available to the Administrative Agent at its office set forth in Section 13.1 the amount of CAF Advances to be made by such Revolving Bank, in immediately available funds. The Administrative Agent will make such funds available to the Borrower as soon as practicable on such date at such office of the Administrative Agent. As soon as practicable after each Borrowing Date, the Administrative Agent shall notify each Revolving Bank of the aggregate amount of CAF Advances advanced on such Borrowing Date and the respective CAF Advance Maturity Dates thereof.

                  Section 5.3 CAF Advance Payments. (a) The Borrower shall pay to the Administrative Agent, for the account of each Revolving Bank which has made a CAF Advance, on the applicable CAF Advance Maturity Date the then unpaid principal amount of such CAF Advance. The Borrower shall not have the right to prepay any principal amount of any CAF Advance without the consent of the Revolving Bank to which such CAF Advance is owed.

                  (b) The Borrower shall pay interest on the unpaid principal amount of each CAF Advance from the Borrowing Date to applicable CAF Advance Maturity Date at the rate of interest specified in the CAF Advance Offer accepted by the Borrower in connection with such CAF Advance (calculated on the basis of a (i) 360-day year for actual days elapsed, in the case of LIBO Rate CAF Advances and (ii) 365/6-day year for actual days elapsed, the case of Fixed Rate CAF Advances), payable on each applicable CAF Advance Interest Payment Date.

                  (c) If any principal of, or interest on, any CAF Advance shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such CAF Advance shall, without limiting any rights of any Revolving Bank under this Agreement, bear interest from the date on which such payment was due at a rate per annum which is 2% above the rate which would otherwise be applicable to such CAF Advance until the stated CAF Advance Maturity Date of such CAF Advance, and for each day thereafter at a rate per annum which is 2% above the Base Rate, in each case until paid in full (as well after as before judgment). Interest accruing pursuant to this paragraph (c) shall be payable from time to time on demand.

                  Section 5.4 Evidence of Debt. The Borrower unconditionally promises to pay to the Administrative Agent, for the account of each Revolving Bank that makes a CAF Advance, on the CAF Advance Maturity Date with respect thereto, the principal amount of such CAF Advance. The Borrower further unconditionally promises to pay interest on each such CAF Advance for the period from and including the Borrowing Date of such CAF Advance on the unpaid principal amount thereof from time to time outstanding at the applicable rate per annum determined as provided in, and payable as specified in, Section 5.3(b). Each Revolving Bank shall maintain in accordance with its usual practice appropriate records evidencing indebtedness of the Borrower to such Revolving Bank resulting from each CAF Advance of such Revolving Bank from time to time, including the amounts of principal and interest payable and paid to such Revolving Bank from time to time in respect of such CAF Advance. The Administrative Agent shall maintain the Register pursuant to Section 7.1(c), and a record therein for each Revolving Bank, in which shall be recorded (i) the amount of each CAF Advance made by such Revolving Bank, the CAF Advance Maturity Date thereof, the interest rate applicable thereto and each CAF Advance Interest Payment Date applicable thereto, and (ii) the amount of any sum received by the Administrative Agent hereunder from the Borrower on account of such CAF Advance. The entries made in the Register and the records of each Revolving Bank maintained pursuant to this Section 5.4 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Revolving Bank or the Administrative Agent to maintain the Register or any such record, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the CAF Advances made by such Revolving Bank in accordance with the terms of this Agreement.

                  Section 5.5 Certain Restrictions. A CAF Advance Request may request offers for CAF Advances to be made on not more than one Borrowing Date and to mature on not more than three CAF Advance Maturity Dates. No CAF Advance Request may be submitted earlier than five Banking Days after submission of any other CAF Advance Request.

                        ARTICLE 6. MONEY MARKET ADVANCES

                  Section 6.1 Procedure for Borrowing of Money Market Advances.
(a) The Borrower (directly or through an agent or representative) may at any time and from time to time request any one or more of the Banks to make offers to make Money Market Loans to the Borrower on any Banking Day during the Commitment Period in the manner set forth below. Each such Bank may, but shall have no obligation to, make such offer, and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Article 6.

                  (b) In the event that the Borrower desires to borrow a Money Market Loan from a Bank, the Borrower (directly or through an agent or representative) shall request that such

Bank provide a quotation to the Borrower of the terms under which such Bank would be willing to provide such Money Market Loan.

                  (c) In the event that the Borrower elects to accept a Bank's offer for a Money Market Loan, the Borrower (directly or through an agent or representative) shall provide telephonic notice to such Bank of its election by no later than 90 minutes after the time that such offer was received by the Borrower. The failure of the Borrower to provide such notice of acceptance in a timely manner shall be deemed to constitute a rejection of the offer of such Bank. Any Money Market Loan to be made by a Bank pursuant to this Article 6 shall be made by the Bank crediting an account specified by the Borrower with the amount of such advance in same day funds promptly upon receipt of the Borrower's timely acceptance of the offer of such Bank with respect to such Money Market Loan.

                  (d) Each Bank that shall make a Money Market Loan pursuant to this Section 6.1 shall promptly notify the Administrative Agent of the amount and term of such Money Market Loan.

                  Section 6.2 Evidence of Money Market Advances. The Borrower agrees to forward to the Bank with respect to a Money Market Loan written evidence of such Money Market Loan by providing, on the date upon which such Money Market Loan is made, documents, in form and substance reasonably acceptable to both the Borrower and such Bank, executed and delivered by a duly authorized officer of the Borrower, confirming the amount so borrowed, the rate of interest applicable thereto and the maturity thereof (with such Money Market Loan being due and payable on such date of maturity); provided that the failure of the Borrower to provide such documents shall not impair the obligation of the Borrower to repay any Money Market Loan borrowed by it. All borrowings pursuant to this Article shall bear interest at the rate (or upon the basis, as the case may be) quoted to the Borrower by the relevant Bank in its quotation described in Section 6.1(b) above, regardless of any change in the interest rate between the time of quoting and the time of borrowing.

                  Section 6.3 Acceleration of Money Market Advances. Upon the occurrence and during the continuance of an Event of Default, each Bank that has Money Market Loans outstanding may declare its Money Market Loans (with any applicable interest thereon) to be immediately due and payable without the consent of, or notice to, any other Bank; provided that if such event is an Event of Default specified in clause (f) or (g) of Article 11 with respect to the Borrower, such Bank's Money Market Loans (and any applicable interest thereon) shall automatically become immediately due and payable.

                  Section 6.4 Prepayment of Money Market Advances. In the event that the availability under any Revolving Bank's Revolving Commitment has been reduced on account of Money Market Loans made by it to a level that is insufficient to permit such Revolving Bank to lend its ratable share of any Revolving Loan requested to be made hereunder, the Borrower shall repay such Revolving Bank's outstanding Money Market Loans simultaneously with or prior to the borrowing of such Revolving Loans (which repayment may be financed with proceeds of such Revolving Loans and shall be subject to the provisions of
Section 7.14) by the amount
necessary to cause its Available Revolving Commitment (before giving effect to the borrowing of such Revolving Loan, but after giving effect to the application of proceeds thereof) to be at least equal to its ratable share of any such Revolving Loan.

                  Section 6.5 Money Market Advances are Not Loans. (a) The Borrower and any Bank may at any time and from time to time enter into written agreements that provide for procedures for soliciting and extending Money Market Loans that differ from those specified in this Article 6 (other than the provisions of Sections 6.1(d), 6.4 and 6.5(b) hereof, which shall apply to each Money Market Loan). As between the Borrower and such Bank such agreements shall supersede the provisions of such paragraphs to the extent specified therein.

                  (b) Notwithstanding anything to the contrary contained herein, Money Market Loans shall be deemed not to be extensions of credit under this Agreement or under the Notes and the rights and obligations of the Borrower in respect of Money Market Loans shall be deemed not to be rights and obligations of the Borrower hereunder or under the Notes; provided that Money Market Loans shall be considered to be extensions of credit under this Agreement for purposes of calculating the availability under any Revolving Bank's Revolving Commitment.

        ARTICLE 7. GENERAL PROVISIONS APPLICABLE TO EXTENSIONS OF CREDIT

                  Section 7.1 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Bank or the Swingline Bank, as the case may be, (i) the then unpaid principal amount of each Revolving Loan of such Revolving Bank on the Termination Date (or on such earlier date on which the Loans become due and payable in accordance with the terms of this Agreement) and
(ii) the then unpaid principal amount of each Swingline Loan of the Swingline Bank on the Termination Date (or on such earlier date on which the Loans become due and payable in accordance with the terms of this Agreement). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 7.8.

                  (b) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Bank resulting from each Loan of such Bank from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time under this Agreement.

                  (c) The Administrative Agent, on behalf of the Borrower, shall maintain at its Agency Office register (the "Register") for the recordation of the names and addresses of the Banks, and the Register shall contain a subaccount therein for each Bank, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Bank hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Bank's share thereof. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register as the owner of the Loans, L/C Obligations and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank (with respect to any entry relating to such Bank's Loans and other extensions of credit) at any reasonable time and from time to time upon reasonable prior notice.

                  (d) The entries made in the Register and the accounts of each Bank maintained pursuant to Section 7.1(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Bank or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Bank in accordance with the terms of this Agreement.

                  (e) The Borrower agrees that, upon the request to the Administrative Agent by any Bank (which request shall be delivered to Administrative Agent (A) within 45 days following the date hereof, in the case of a Bank which is a party hereto on the date hereof, (B) within 30 days following the recording of the relevant Assignment and Acceptance Agreement, in the case of any Assignee or (C) in either case, within any longer period as the Administrative Agent and the Borrower shall agree), the Borrower will execute and deliver to such Bank a promissory note of the Borrower evidencing any Revolving Loans or Swingline Loans, as applicable, of such Bank, substantially in the forms of Exhibit E-1 or E-2, respectively (collectively, the "Notes"), with appropriate insertions as to date and principal amount; provided that (unless the Borrower and the Administrative Agent otherwise agree) no Notes shall be delivered to the Banks until the date which is 90 days after the date hereof.

                  Section 7.2 Facility Fee, etc. (a) The Borrower hereby agrees to pay to the Administrative Agent, for the ratable account of the Revolving Banks, a facility fee for each day in the amount equal to the Applicable Facility Fee Rate in effect on such day times the amount of the Total Revolving Commitments (regardless of the utilization thereof) on such day. Such facility fee shall accrue from and after the Closing Date and shall be payable quarterly, in arrears, on each L/C Fee Payment Date and on the Termination Date.

                  (b) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Administrative Agent.

                  Section 7.3 Termination or Reduction of Revolving Commitments. The Borrower shall have the right, upon not less than three Banking Days' notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, (x) the Total

Revolving Extensions of Credit would exceed the Total Revolving Commitments or
(y) the Available Revolving Commitment of any Revolving Bank would be less than zero. Any such reduction shall be in an amount equal to $10,000,000, or a whole multiple of $1,000,000 in excess thereof, and shall reduce permanently the Revolving Commitments then in effect.

                  Section 7.4 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans (other than CAF Advances, which may be prepaid only with the consent of the Revolving Bank to which such CAF Advance is owed), in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent at least three Banking Days prior thereto in the case of Eurodollar Rate Loans and at least one Banking Day prior thereto in the case of Base Rate Loans, which notice shall specify (a) the date and amount of prepayment, (b) whether the prepayment is of Eurodollar Rate Loans or Base Rate Loans and (c) if such prepayment is of Eurodollar Rate Loans and the Borrower so elects, the particular Eurodollar Tranches to be so prepaid; provided, that if a Eurodollar Rate Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 7.14. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Bank thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are Base Rate Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Revolving Loans shall be in an aggregate principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof.

                  Section 7.5 Mandatory Prepayments and Commitment Reductions. On the last day of the Commitment Period, the Commitments shall terminate and (unless such termination occurs pursuant to Article 11 of this Agreement, in which case the provisions of such Article 11 shall govern) all principal, interest and other amounts owing hereunder shall be immediately due and payable.

                  Section 7.6 Conversion and Continuation Options. (a) Subject to the provisions of Section 7.7, the Borrower may elect from time to time to convert any amount of Eurodollar Rate Loans to Base Rate Loans by delivering a Notice of Borrowing (substantially in the form of Exhibit C-3) to Agent prior to 12:00 Noon, New York City time, at least one Banking Day prior to the requested date of conversion. Subject to the provisions of Section 7.7, the Borrower may elect from time to time to convert any amount of Base Rate Loans (other than Swingline Loans) to Eurodollar Rate Loans by delivering a Notice of Borrowing (substantially in the form of Exhibit C-3) to Agent prior to 12:00 Noon, New York City time, at least three Banking Days' prior to the requested date of conversion. Any such Notice of Borrowing with respect to a conversion to Eurodollar Rate Loans shall be irrevocable and shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such Notice of Borrowing, Agent shall promptly notify each affected Bank thereof. All or any part of outstanding Eurodollar Rate Loans and Base Rate Loans may be converted as provided herein, provided that no Base Rate Loan may be converted into a Eurodollar Rate Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Banks have determined that such a conversion is not appropriate.

                  (b) Subject to the provisions of Section 7.7, any Eurodollar Rate Loan may be continued as such upon the expiration of then current Interest Period with respect thereto by the Borrower delivering a Notice of Borrowing (substantially in the form of Exhibit C-2) to the Administrative Agent, prior to 12:00 Noon (New York City time) on the third Banking Day prior to the last day of then current Interest Period, specifying the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Rate Loan may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Banks have determined that such a continuation is not appropriate and provided, further, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Eurodollar Rate Loans shall be automatically converted to Base Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Bank thereof.

                  Section 7.7 Limitations on Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Rate Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Rate Loans comprising each Eurodollar Tranche shall be equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than 15 Eurodollar Tranches shall be outstanding at any one time.

                  Section 7.8 Interest Rates and Payment Dates. (a) Each Eurodollar Rate Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Eurodollar Rate Margin.

                  (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate.

                  (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any facility fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans plus 2%, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                  (d) Interest shall be payable in arrears on (i) with respect to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the Termination Date, (ii) with respect to any Eurodollar Rate Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (iii) with respect to any Eurodollar Rate Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (iv) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swingline Loan), the date of any repayment or prepayment made in respect thereof. Notwithstanding the foregoing, interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

                  Section 7.9 Computation of Interest and Fees. (a) Interest payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Fees and other amounts payable hereunder shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Banks of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Banks of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Banks in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 7.8(a).

                  Section 7.10 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Banks which will hold a majority in principal amount of the Loans to which such Interest Period is to apply that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Banks (as conclusively certified by such Banks) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Banks as soon as practicable thereafter. If such notice is given (x) any Eurodollar Rate Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Rate Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Rate Loans under the relevant Facility shall be converted, on the last day of then-current Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Rate Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Rate Loans.

                  Section 7.11 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Banks hereunder, each payment by the Borrower on account of any facility fee and any reduction of the Commitments of the Banks shall be made pro rata according to the respective Revolving Percentages of the relevant Banks.

                  (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Banks.

                  (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Banks, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the relevant Banks promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Rate Loans) becomes due and payable on a day other than a Banking Day, such payment shall be extended to the next succeeding Banking Day. If any payment on a Eurodollar Rate Loan becomes due and payable on a day other than a Banking Day, the maturity thereof shall be extended to the next succeeding Banking Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Banking Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at then applicable rate during such extension.

                  (d) Unless the Administrative Agent shall have been notified in writing by any Bank prior to a borrowing that such Bank will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Bank is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Bank shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Rate for the period until such Bank makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Bank with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Bank's share of such borrowing is not made available to the Administrative Agent by such Bank within three Banking Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower. The failure of any Bank to make the Loan to be made by it on any date shall not relieve any other Bank of its obligation, if any, hereunder to make its Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make any Loan to be made by such other Bank.

                  (e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Banks their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Banking Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Bank to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Bank against the Borrower.

                  Section 7.12 Increased Costs and Capital Requirements. (a) In the event that at any time or from time to time after the date of this Agreement, any Directive, or a change in any existing or future Directive (including any change resulting from the operation of any transitional or phase-in requirements), or in the interpretation or application thereof by any governmental or judicial authority, or any action pursuant thereto, or compliance by the Administrative Agent or any Bank or any Bank Holding Company with any request or Directive imposed or modified by any central bank or by any other financial, monetary or other governmental authority:

                  (i) shall (A) impose, increase, modify or apply any reserve (including basic, supplemental, marginal and emergency reserves, but excluding reserve requirements which are expressly included in the determination of any interest rate pursuant to the provisions hereof), special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities with or for the account of, or credit extended by, or any other acquisition of funds by, any office of the Administrative Agent, any Bank or any Bank Holding Company; or
         (B) impose on the Administrative Agent, any Bank or any Bank Holding Company any fee, charge, tax (other than "Taxes," "Other Taxes," and "Excluded Taxes" subject to the provisions of Section 7.13) or condition with respect to this Agreement, any Note, any Application, any Letter of Credit, any Commitment or any part thereof, or any sums outstanding or payable hereunder or thereunder; and the result of any of the foregoing is to increase the cost to the Administrative Agent, any Bank or any Bank Holding Company of making or maintaining such Commitment, or any Eurodollar Rate Loan or Letter of Credit or to reduce the amount of any sum received or receivable with respect to such Commitment, any Eurodollar Rate Loan, any Letter of Credit or any interest, fees or other sums payable hereunder or under any Note by an amount deemed by such Bank to be material, then within ten Banking Days following demand by the Administrative Agent or such Bank (which demand, if any, shall be made within six months following the occurrence of the event or circumstance giving rise to such increased cost or reduced amount receivable), the Borrower shall pay with respect to any affected Commitment (including Eurodollar Rate Loans or Letters of Credit thereunder), promptly for the account of the Administrative Agent or such Bank, such additional amount or amounts as the Administrative Agent or such Bank, in good faith, certifies in writing to the Borrower (together with sufficient detail to quantify such additional amount) shall compensate the Administrative Agent, such Bank or Bank Holding Company for the amount of such increased cost or reduced amount receivable, such certification to be conclusive and binding for all purposes hereof absent manifest error; or

                  (ii) shall impose, modify or deem applicable any capital adequacy or similar requirement (including without limitation a request or requirement which affects the manner in which any Bank or any Bank Holding Company allocates capital resources to its commitments, including its obligations hereunder) and as a result thereof, in the sole opinion of such Bank, the rate of return on capital of such Bank or Bank Holding Company as a consequence of its obligations hereunder or in respect of any Letter of Credit is or will be reduced to a level below that which such Bank or Bank Holding Company could have achieved but for such circumstances by an amount deemed by such Bank to be material, then and in each such case upon notice to the Borrower through the Administrative Agent (which notice, if any, shall be made within six months following the occurrence of the event or circumstance giving rise to such reduced rate of return), the Borrower shall pay to such Bank such additional amount or amounts as shall compensate such Bank for such reduction in rate of return for (A) any Eurodollar Rate Loans outstanding under any Interest Period commencing after such notification, (B) any Letters of Credit with respect to the period after the end of the calendar month in which such notification was given and (C) any portion of the affected Bank's Commitment outstanding with respect to the period after the end of the calendar month in which such notification was given. If a Bank determines that it may be entitled to claim any additional amounts pursuant to this Section during the next succeeding Interest Period or month, as the case may be, it shall promptly notify, through the Administrative Agent, the Borrower and each other Bank of the event by reason of which it has become so entitled together with sufficient detail to quantify such additional amount. A certificate as to any such additional amount or amounts submitted by a Bank, through the Administrative Agent, to the Borrower and the other Banks shall, in the absence of manifest error, be final and conclusive. In determining such amount, a Bank may use any reasonable averaging and attribution methods.

                  (b) Any Bank claiming any additional amounts payable pursuant to this Section shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office, if the making of such a change would avoid the need for or reduce the amount of, any such additional amounts which would otherwise be payable hereunder and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank.

                  (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreement and obligations of the Borrower contained in this Section 7.12 shall survive the payment in full of the amounts owing hereunder and under the Notes and the termination of this Agreement.

                  Section 7.13 Taxes. (a) Subject to clause (e) below, any and all payments by the Borrower hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (i) in the case of each Bank and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or any political subdivision thereof, (ii) in the case of each Bank with respect to payments made hereunder, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office, or any political subdivision thereof and (iii) in the case of each Bank and the Administrative Agent, taxes imposed by the United States by means of withholding taxes if and to the extent that such withholding taxes shall be in effect and shall be applicable on the date hereof under current laws and regulations (including judicial and administrative interpretations thereof) to payments to be made for the account of such Bank's Applicable Lending office, or to the Administrative Agent (all taxes described in subclauses (i), (ii) and (iii) being referred to as "Excluded Taxes" and all taxes, levies, imposts, deductions, charges, withholdings and liabilities not described in subclauses
(i), (ii) and (iii) being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Bank or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had not such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law (and shall be entitled to any "Tax Credit" with respect to such payment pursuant to clause (i) of this Section).

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (other than Excluded Taxes) which arise from any payment made hereunder or from the execution, delivery or registration or filing or recording of, or otherwise with respect to, this Agreement or document delivered hereunder (hereinafter referred to as "Other Taxes").

                  (c) The Borrower will indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Bank or the Administrative Agent (as the case may be) makes written demand therefor. If, in the reasonable opinion of the Borrower or such Bank, any amount has been paid with respect to Taxes or Other Taxes which are not correctly or legally asserted, such Bank will cooperate with the Borrower (such cooperation to be without expense or liability to such Bank) in seeking to obtain a refund of such amount; provided, that, such Bank shall not be required to cooperate in seeking to obtain a refund unless (i) if such Bank reasonably requests, the Borrower has delivered to such Bank an opinion of independent tax counsel selected by the Borrower and reasonably acceptable to such Bank to the effect that there is a reasonable possibility of success, (ii) such Bank has received from the Borrower satisfactory indemnification for any liability, loss, cost or expense arising out of or relating to the effort to obtain such refund, and (iii) the Borrower shall have indemnified such Bank for the payment of such Taxes or Other Taxes pursuant to this clause (c). Each Bank and the Administrative Agent, as the case may be, will promptly (within 30 days) notify the Borrower of the assertion of any liability by any taxing authority with respect to Taxes or Other Taxes and any payment by such Bank or the Administrative Agent of such Taxes or Other Taxes; provided, that, the failure to give such notice shall not relieve the Borrower of its obligations hereunder to make indemnification for any such liability except that the Borrower shall not be liable for penalties or interest (x) accruing after such 30 day period until such time as it receives the notice contemplated above, after which time it shall be liable for interest and penalties accruing after such receipt or (y) to the extent that such penalties or interest arise as a direct result of such failure to give notice.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower will (as to Taxes paid by it) furnish to the Administrative Agent, at the Agency Office, the original or a certified copy of a receipt or other evidence satisfactory to the Administrative Agent of payment thereof.

                  (e) On or before the Closing Date in the case of each Bank originally a party hereto, or on or before the effective date of the Assignment and Acceptance Agreement pursuant to which it became a Bank in the case of an Assignee, and within 30 days following the first day of each calendar year or if otherwise reasonably requested from time to time by the Borrower or the Administrative Agent, each Bank organized under the laws of a jurisdiction outside the United States shall provide the Administrative Agent and the Borrower with three counterparts of each of the forms prescribed by the Internal Revenue Service (Form 1001 or 4224, or successor form(s), as the case may be) of the United States certifying as to such Bank's (if applicable) status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder. Unless the Borrower and the Administrative Agent have received within 10 days after the Borrower or the Administrative Agent requests such forms or other documents satisfactory to them indicating that payments hereunder are not subject to United States withholding tax, the Borrower or the Administrative Agent (if not withheld by the Borrower) shall withhold taxes from such payments at the applicable statutory rate, without any obligation to "gross-up" or make such Bank or the Administrative Agent whole under clause (a) of this Section, provided, however, that, the Borrower shall have the obligation to make such Bank or the Administrative Agent whole and to "gross-up" under clause (a) of this Section, if the failure to so deliver such forms or make such statements (other than the forms and statements required to be delivered on or made prior to the Closing Date or on the effective date of the Assignment and Acceptance Agreement in the case of an Assignee) is the result of the occurrence of an event (including, without limitation, any change in Law) which (alone or in conjunction with other events) renders such forms inapplicable, that would prevent such Bank or the Administrative Agent from making the statements contemplated by such forms or which removes or reduces an exemption (whether partial or complete) from withholding tax previously available to such Bank or the Administrative Agent. Each Bank (and the Administrative Agent, if applicable) will promptly notify the Borrower of the occurrence (when known to it) of an event contemplated by the foregoing proviso. Upon request of the Borrower, each Bank which is organized under the laws of the United States or any State thereof shall provide the Borrower and the Administrative Agent with two duplicates of a duly completed Form W-9 or successor form.

                  (f) Any Bank claiming any additional amounts payable pursuant to this Section shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office, if the making of such a change would avoid the need for or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank.

                  (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreement and obligations of the Borrower contained in this Section 7.13 shall survive the payment in full of the amounts owing hereunder and under the Notes (and the termination of this Agreement) for a period expiring concurrently with the expiration of the statute of limitations applicable to claims made by the tax authorities to collect Taxes or Other Taxes.

                  (h) Each Bank (and the Administrative Agent with respect to payments to the Administrative Agent for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from the United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Bank's Applicable Lending Office or otherwise) and (ii) otherwise cooperate with the Borrower to minimize amounts payable by the Borrower under this Section; provided, however, that, each Bank and the Administrative Agent shall not be obligated by reason of this clause (h) to disclose any information regarding its tax affairs or tax computations or to reorder its tax or other affairs or tax or other planning.

                  (i) If any Bank shall receive a credit or refund from a taxing authority with respect to, and actually resulting from, an amount of Taxes or Other Taxes actually paid to or on behalf of such Bank by the Borrower (a "Tax Credit"), such Bank shall promptly notify the Borrower of such Tax Credit. If such Tax Credit is received by such Bank in the form of cash, such Bank shall promptly pay to the Borrower the amount so received with respect to the Tax Credit. If such Tax Credit is not received by such Bank in the form of cash, such Bank shall pay the amount of such Tax Credit not later than the time prescribed by applicable Law for filing the return (including extensions of time) for such Bank's taxable period which includes the period in which such Bank receives the economic benefit of such Tax Credit. In any event, the amount of any Tax Credit payable by a Bank to the Borrower pursuant to this clause (i) shall not exceed the actual amount of cash refunded to, or credits received and usable by, such Bank from a taxing authority. In determining the amount of any Tax Credit, a Bank may use such apportionment and attribution rules as such Bank customarily employs in allocating taxes among its various operations and income sources and such determination shall be conclusive absent manifest error. The Borrower further agrees promptly to return to a Bank the amount paid to the Borrower with respect to a Tax Credit by such Bank if such Bank is required to repay, or is determined to be ineligible for, a Tax Credit for such amount.

                  Section 7.14 Indemnity. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from any loss or expense that such Bank may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Rate Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Rate Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or
(c) the making of a prepayment of Eurodollar Rate Loans (including, without limitation, any prepayment made pursuant to the provisions of Section 7.5 or 7.15) on a day that is not the last day of an Interest Period with respect thereto. The amount to be so indemnified by the Borrower shall be (x) paid to each Bank, through the Administrative Agent, within ten Banking Days following demand by such Bank and (y) shall be the amount equal to the excess of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Eurodollar Rate Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Bank) that would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Bank shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  Section 7.15 Additional Action in Certain Events. If any event or condition described in Section 7.12 or 7.13 has occurred and is continuing that increases the cost to the Borrower of the Loans, Commitments or Letters of Credit by any Bank or Banks, the Borrower may (after paying any accrued amounts required to be paid pursuant to Section 7.12 or 7.13 hereof for the period prior to the taking of such action) either:

                  (a) require any Bank so affected by such event or condition to transfer or assign, in whole (but not in part), without recourse, its Commitment and Loans hereunder in accordance with the provisions of
         Section 13.11(a) to one or more Assignees (which need not be existing Banks hereunder) identified to it by the Borrower; provided that (x) no Bank shall be required to assign all or any portion of its Commitments and Loans pursuant to this Section 7.15 unless and until such Bank shall have received from such Assignees one or more payments which, in an aggregate, are at least equal to the aggregate outstanding principal amount of the Loans (other than CAF Advances) owing to such Bank and all accrued interest and other amounts owing on account thereof and (y) any CAF Advances owing to such Bank shall (at the election of the Borrower) either remain outstanding in accordance with their terms (in which case the Borrower shall remain liable for any such amounts required to be paid pursuant to Section 7.12 or 7.13) or be prepaid by the Borrower (together with accrued interest through the date of prepayment and, in the case of a LIBO Rate CAF Advance, any "breakage" costs resulting from such prepayment); or

                  (b) prepay in full the Loans and terminate the Commitment of any Bank so affected by such event or condition, upon giving the Administrative Agent and such Bank or Banks at least five Banking Days' prior irrevocable notice thereof specifying the date of prepayment and, upon such prepayment and termination, the Commitment of such affected Bank shall be terminated; provided that no such prepayment and termination shall be permitted (x) during such time as an Event of Default (or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default) has occurred and is continuing or (y) if, after giving effect thereto (and to the related reallocation of participating interests in Swingline Loans and L/C Obligations) the Total Revolving Extensions of Credit exceed the Total Revolving Commitments then in effect. Any such prepayment hereunder shall be made by the Borrower, without premium, together with interest thereon and any other amounts payable hereunder, on the date specified in such notice.

                      ARTICLE 8. CONDITIONS OF COMMITMENTS

                  Section 8.1 Conditions Precedent to Closing Date. The agreement of each Bank to make the initial extension of credit requested to be made by it hereunder is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

                  (a) Definitive Documentation. The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and each Lender.

                  (b) Legal Opinion. The Administrative Agent shall have received a favorable opinion of Steven M. Woghin, General Counsel to the Borrower, substantially in the form of Exhibit D hereto.

                  (c) Fees. The Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent shall have received all fees required to be paid on or before the Closing Date and all expenses for which invoices have been presented to the Borrower at least three Banking Days before the Closing Date.

Promptly following the Closing Date, the Administrative Agent shall deliver (or cause to be delivered) to each Bank a copy of each document, instrument and agreement provided to the Administrative Agent by the Borrower pursuant to this
Section 8.1.

                  Section 8.2 Conditions Precedent to Each Extension of Credit. The Commitment of each Bank to make each extension of credit (including, without limitation, the initial extensions of credit) shall be subject to the further conditions precedent that, on the date of such extension of credit, the following statements shall be true (and the delivery of a Notice of Borrowing shall be deemed to constitute a representation and warranty by Borrower that on the date of such extension of credit such statements are true):

                           (a) The representations and warranties contained in
         Article 9 of this Agreement are correct in all material respects on and as of the date of such extension of credit, before and after giving effect to such extension of credit, and to any other extensions of credit to be made contemporaneously therewith, and to the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties are specifically limited to a prior date, in which case such representations and warranties shall be true and correct in all material respects on and as of such prior date).

                           (b) No event has occurred and is continuing, or would result from such extension of credit or from any other extensions of credit to be made contemporaneously therewith, or from the application of the proceeds therefrom, which constitutes, or with the lapse of time or the giving of notice or both would constitute, an Event of Default.

                    ARTICLE 9. REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent and the Banks to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Bank that:

                  Section 9.1 Organization of Credit Parties. Each of the Borrower and each Material Subsidiary of the Borrower is duly organized and existing under the Laws of the jurisdiction of its formation, and is properly qualified to do business and in good standing in, and where necessary to maintain its rights and privileges has complied with the fictitious name statute of, every jurisdiction where the failure to maintain such qualification, good standing or compliance could reasonably be expected to materially adversely affect the Borrower's ability to perform its obligations hereunder.

                  Section 9.2 Authorization of Credit Documents. The execution, delivery and performance of this Agreement and all other Credit Documents to which the Borrower is a party are within the Borrower's corporate powers and have been duly authorized. This Agreement has been validly executed and delivered on behalf of the Borrower.

                  Section 9.3 Government Approvals. (a) No consent, exemption or other action by, or notice to or filing with, any governmental authority or other Person is necessary in connection with the execution, delivery, performance or enforcement of this Agreement or any other Credit Document, other than (i) any consents, exemptions, actions, notices or filings which have been obtained and remain in full force and effect or (ii) for which the failure to make or obtain would not be reasonably likely to have a Material Adverse Effect.

                  Section 9.4 No Conflicts. The execution, delivery and performance of this Agreement and the other Credit Documents to which the Borrower and its Subsidiaries are parties, and the consummation of the transactions contemplated hereby and thereby, will not (a) violate (i) the certificate of incorporation or by-laws of the Borrower, (ii) any material Law or (iii) any provision of any contract, agreement, indenture or instrument to which the Borrower or any Material Subsidiary is a party or by which any of its properties is bound, other than any such provision the violation of which would not reasonably be expected to have a Material Adverse Effect or (b) result in the creation or imposition of any Lien, except Liens permitted under Section 10.2(a) hereof.

                  Section 9.5 Enforceability. This Agreement, each Note (if any) and any Application is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy and similar laws affecting the enforcement of creditors' rights generally and subject to the availability of equitable remedies where equitable remedies are sought.

                  Section 9.6 Title to Property. Each of the Borrower and each Material Subsidiary of the Borrower has good and marketable title to its properties and assets (other than those properties and assets the loss of which would not reasonably be expected to have a Material Adverse Effect) free and clear of all Liens or rights of others, except for Liens permitted by Section 10.2(a).

                  Section 9.7 Compliance with Law. Each of the Borrower and each Material Subsidiary is in compliance with all applicable Laws (including, without limitation, those relating to hazardous materials or wastes or hazardous or toxic substances), where the failure to maintain such compliance could reasonably be expected to have a Material Adverse Effect.

                  Section 9.8 No Litigation. Except as disclosed in the notes to the Borrower's financial statements referred to in Section 9.10, there is no litigation, investigation or proceeding (including, without limitation, those alleging violation of any applicable Law relating to hazardous materials or wastes, or hazardous or toxic substances) of or before any arbitrator or any governmental or judicial authority which is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its properties or assets, or any Subsidiary of the Borrower or any of its property or assets, and no preliminary or permanent injunction or order by a state or Federal Court has been entered in connection with any Credit Document or any of the transactions contemplated hereby, which (in any such case) could reasonably be expected to have a Material Adverse Effect.

                  Section 9.9 Subsidiaries. Schedule 2 to this Agreement sets forth a complete and correct description of all Material Subsidiaries of the Borrower on the date hereof.

                  Section 9.10 Financial Information. The most recent financial statements of the Borrower delivered pursuant to Section 10.1(h), and all other financial information and data furnished in writing by the Borrower to the Administrative Agent or the Banks in connection with the transaction contemplated hereby are complete in all material respects, and such financial statements have been prepared in accordance with GAAP consistently applied and fairly present in all material respects the consolidated financial position and results of operations of the Borrower as of the date thereof (subject, in the case of interim financial statements, to normal year-end audit adjustments). When compared to such financial position and results of operation on the date of such most recent financial statements, there has been no material adverse change in the Borrower's consolidated financial position or ability to perform its obligations under this Agreement and the Notes. Neither the Borrower nor any Subsidiary has any contingent obligations, liabilities for taxes or other outstanding financial obligations which are not disclosed in such statements, information and data, other than (i) those which, if due and payable by the Borrower and its Subsidiaries, would not have a Material Adverse Effect, (ii) those which have been disclosed to the Administrative Agent and the Banks in writing and (iii) amounts owing hereunder.

                  Section 9.11 Margin Regulations. (a) The Borrower and its Subsidiaries are not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock and (b) no proceeds of any Loan will be used in a manner which would violate, or result in a violation of, such Regulation T, U, or X.

                  Section 9.12 ERISA. There are no Plans (other than as permitted by Section 10.2(h)) or Multiemployer Plans.

                  Section 9.13 Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company" or a

"subsidiary" of a "holding company" as defined in the Public Utility Holding Company Act of 1935, as amended.

                  Section 9.14 Taxes. The Borrower and each of its Material Subsidiaries has filed or caused to be filed all United States federal and other material tax returns which to the knowledge of the Borrower are required to be filed, and has paid all taxes shown to be due and payable on said returns or any material assessments made against it or any of its property and all other material taxes, fees and other charges imposed on it or on any of its property by any governmental authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves and conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); and, to the knowledge of the Borrower, no claims are being asserted with respect to any such taxes, fees or other charges which could reasonably be expected to have a Material Adverse Effect.

                     ARTICLE 10. COVENANTS OF CREDIT PARTIES

                  Section 10.1 Affirmative Covenants. So long as any principal or interest shall be owing hereunder, any Letter of Credit remains outstanding or any of the Commitments shall remain available hereunder, the Borrower will, unless the Majority Banks shall otherwise consent in writing:

                  (a) Payment of Taxes, Etc. Pay and discharge, and cause each of its Material Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property, and (ii) all lawful claims which, if unpaid, might by Law become a Lien upon its property (other than, in the case of this clause (ii) only, those Liens which are permitted pursuant to Section 10.2(a)); provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim which is being contested in good faith and by proper proceedings and as to which adequate reserves have been established.

                  (b) Maintenance of Insurance. Maintain, and cause each of its Material Subsidiaries to maintain, or cause to be maintained for each of its Material Subsidiaries, with responsible and reputable insurance companies or associations (or through reasonable and customary programs of self-insurance) insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or any such Material Subsidiary operates.

                  (c) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each Material Subsidiary to preserve and maintain,
         (i) its corporate existence, rights (charter and statutory), and franchises, and (ii) in the case of the Borrower, ownership and control by the Borrower of all Material Subsidiaries, and will continue, and cause each Material Subsidiary to continue, in the business of designing and licensing the use of computer software products and related technology and others directly related thereto and employ all of its and their respective assets in such business and others directly related thereto; provided, however, that nothing contained in this Section 10.1(c) shall be deemed to prohibit any merger or consolidation permitted pursuant to Section 10.2(b) or any asset sale permitted by Section 10.2(d).

                  (d) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, with the requirements of all applicable Laws noncompliance with which could reasonably be expected to have a Material Adverse Effect.

                  (e) Visitation Rights. At any time and from time to time during normal business hours and subject to reasonable advance notice under the circumstances, permit the Administrative Agent or any of the Banks or any agents or representatives thereof, to examine (at the location where normally kept) and make abstracts from the records and books of account of, and visit the properties of the Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with any of their respective officers or directors and discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with its independent certified public accountants and permit such accountants to disclose to the Administrative Agent or any of the Banks any and all financial statements and other reasonably requested information of any kind that they may have with respect to the Borrower and its Subsidiaries.

                  (f) Keeping of Books. Keep, and cause each of its Material Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and its Subsidiaries in a form such that the Borrower may readily produce no less frequently than at the end of each of its fiscal quarters, financial statements on a consolidated basis in accordance with GAAP consistently applied (subject, in the case of the first three fiscal quarters of each fiscal year, to year end audit adjustments).

                  (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Material Subsidiaries to maintain and preserve, all of its material properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, including all material copyrights, trademarks, service marks, mask works, trade names, brands, patent rights, processes, designs and other material intellectual property, and all registrations and applications for registration thereof, and any licenses with respect to any of the foregoing which are used or useful in the conduct of its business.

                  (h) Reporting Requirements. Furnish to the Administrative Agent and each Bank:

                               (i) Quarterly Financial Statements of the
                  Borrower. As soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and consolidated statements of income and cash flow of the Borrower and its Subsidiaries for the period commencing at the beginning of such fiscal year and ending with the end of such quarter, all in reasonable detail and duly certified (subject to year-end audit adjustments) by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP consistently applied, together with a Compliance Certificate as of the end of such fiscal quarter;

                               (ii) Annual Financial Statements of the Borrower.
                  As soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and the consolidated statements of income and retained earnings and the consolidated statements of cash flow of the Borrower and its Subsidiaries for such fiscal year, in the case of such consolidated financial statements, certified, without material qualifications or limitations as to scope of the audit, by KPMG LLP or other independent public accountants of recognized standing acceptable to the Majority Banks, as having been prepared in accordance with GAAP, consistently applied, together with a Compliance Certificate as of the end of such fiscal year;

                               (iii) Notice of Defaults. As soon as possible and
                  in any event within five Banking Days after a Responsible Officer of the Borrower reasonably could be expected to have obtained knowledge thereof, notice of the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, together with a statement of a Responsible Officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

                               (iv) Shareholder Reports and SEC Filings.
                  Promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements (other than the Exhibits thereto, which the Borrower shall be required to provide to the Administrative Agent or a Bank only upon written request therefor) which the Borrower files with the Securities and Exchange Commission or any national securities exchange;

                               (v) PBGC Notices. Promptly and in any event
                  within two Banking Days after receipt thereof by the Borrower or any of its ERISA Affiliates from the Pension Benefit

                  Guaranty Corporation, copies of each notice received by the Borrower or any such ERISA Affiliate of the intention of the Pension Benefit Guaranty Corporation to terminate any Plan or to have a trustee appointed to administer any Plan;

                               (vi) Litigation. Promptly after the commencement
                  thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality domestic or foreign, which is pending or (to the knowledge of the Borrower) threatened against the Borrower or any of its Subsidiaries or any of its properties or assets which would reasonably be expected to have a Material Adverse Effect;

                               (vii) Public Debt Rating. Within three Banking
                  Days following the occurrence of any change therein, a certificate of a Responsible Officer of the Borrower setting forth the new Public Debt Rating of the Borrower;

                               (viii) Additional Information. Such other
                  information respecting the condition or operations, financial or otherwise, of the Borrower or any Subsidiary as the Majority Banks may from time to time reasonably request; and

                               (ix) Significant Events. Promptly upon any
                  Responsible Officer of the Borrower obtaining knowledge thereof, a written statement from a Responsible Officer of the Borrower describing the details of any circumstance or event which has had or would reasonably be expected to have a Material Adverse Effect.

                  Section 10.2 Negative Covenants. So long as any principal or interest shall be owing hereunder or any of the Commitments shall remain available hereunder, the Borrower will not, without the written consent of the Majority Banks:

                  (a) Liens. Create, incur, assume or suffer to exist any Lien upon or with respect to any of its assets or property, or permit any Material Subsidiary so to do, except: (i) Liens, if any, in favor of the Administrative Agent and the Banks collectively; (ii) Liens arising in connection with workers' compensation, unemployment insurance and other social security legislation; (iii) Liens in existence on the date hereof which secure obligations disclosed in the financial statements referred to in Section 9.10 or in the notes thereto; (iv) Liens placed or existing at the time of any acquisition of property being acquired by the Borrower or such Material Subsidiary; (v) Liens for property taxes not yet due and payable and Liens for taxes not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or such Material Subsidiary, as the case may be, in accordance with GAAP; (vi) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for more than 30 days or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or such Material Subsidiary, as the case may be, in accordance with GAAP; (vii) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (viii) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries; (ix) Liens in favor of the United States of America or any other governmental agencies or entities for amounts paid to the Borrower or any of its Subsidiaries as progress payments under government contracts entered into by it; (x) Liens on assets of Persons that become Subsidiaries after the date hereof, provided that such Liens exist at the time the respective Persons become Subsidiaries and are not created in anticipation thereof; (xi) Liens securing Debt of the Borrower or any Material Subsidiary incurred to finance the acquisition or improvement of fixed or capital assets or assumed in connection with the acquisition of such fixed or capital assets, provided that (A) such Liens shall be created substantially simultaneously with the acquisition or improvement of such fixed or capital assets, (B) such Liens do not at any time encumber any property or assets other than the fixed or capital assets (and improvements thereon) financed by such Debt, (C) the amount of Debt secured thereby is not increased, (D) the amount of Debt initially secured thereby is not more than 100% of the purchase price of such fixed or capital asset or the cost of such improvement and (E) to the extent that the amount of Debt initially secured thereby with respect to any single transaction or related series of transactions exceeds $125,000,000, the assets so acquired do not constitute all or substantially all of the assets of the seller and its affiliates taken as a whole or of any business unit thereof; (xii) Liens on accounts receivable of the Borrower and its Subsidiaries to secure Debt incurred thereby on account of accounts receivables financings; (xiii) Liens granted in any extension, renewal, or replacement of any of the permitted Liens described above; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time such Lien was originally granted, and that such extension, renewal or replacement shall be limited to all or part of the property which secured the Lien so extended, renewed or replaced (plus improvements and construction on such property), (xiv) Liens on Margin Stock and (xv) other Liens which secure Debt of the Borrower and its Material Subsidiaries in an aggregate principal amount not to exceed $350,000,000 at any one time outstanding.

                  (b) Merger and Consolidation. Enter into any merger or consolidation or permit any Material Subsidiary so to do, except that, during such time as no Event of Default (or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default) has occurred and is continuing, (i) the Borrower or any of its Subsidiaries may merge or consolidate with any other Person (other than the Borrower or any of its Subsidiaries, as to which the provisions of clauses (ii) and (iii) below shall apply); provided that the Borrower or such Subsidiary is the surviving entity thereof, (ii) the Borrower may merge or consolidate with any wholly-owned Subsidiary; provided that the Borrower is the surviving entity thereof and (iii) any wholly-owned Subsidiary of the Borrower may merge or consolidate with another wholly-owned Subsidiary of the Borrower (it being understood that, for purposes of this clause (iii) only, the existence of directors' and other nominees' qualifying shares which are not held, directly or indirectly, by the Borrower shall not, in itself, cause a Subsidiary to fail to be wholly-owned by the Borrower).

                  (c) Obligations to be Pari Passu. Permit its obligations under this Agreement and the Notes to rank at any time less than pari passu as to priority of payment and in all other respects with all other unsecured and unsubordinated Debt of the Borrower.

                  (d) Sale of Assets. Sell, lease or otherwise transfer or dispose, or permit any Material Subsidiary of the Borrower to sell, lease or otherwise transfer or dispose, of any assets which are material to the conduct of the business of the Borrower and its Subsidiaries taken as a whole, other than the sale, transfer or other disposition of (i) assets from the Borrower to any of its wholly-owned Subsidiaries or from any wholly-owned Subsidiary of the Borrower to the Borrower or any other wholly-owned Subsidiary thereof, (ii) accounts receivable of the Borrower and its Subsidiaries in connection with the consummation of a receivables financing permitted by Section 10.2(a)(xii) and (iii) Margin Stock which is sold, transferred or otherwise disposed of for not less than its fair market value.

                  (e)  Fiscal Year.  Change its fiscal year.

                  (f) Interest Coverage. Permit the ratio of (i) Consolidated EBITDA of the Borrower and its Subsidiaries for any period of four consecutive fiscal quarters to (ii) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, to be less than 4.0 to 1.0.

                  (g) Leverage Ratio. Permit the Test Ratio for any period of four consecutive fiscal quarters to be greater than 3.25 to 1.0.

                  (h) ERISA Plans. Create, permit or suffer to exist any Plan or Multiemployer Plan, or permit any ERISA Affiliate to do so; provided, however, that the Borrower may permit an ERISA Affiliate to maintain a Plan if, but only to the extent that, all of the following conditions are satisfied: (i) such ERISA Affiliate became an ERISA Affiliate after the date of this Agreement; (ii) such Plan was in existence on the date the ERISA Affiliate maintaining or contributing to it became an ERISA Affiliate; (iii) such Plan is terminated, and the Borrower shall have applied for any necessary approvals to effect a distribution of all assets of such Plan, within 180 days of the date upon which such ERISA Affiliate became an ERISA Affiliate and all of the assets of such Plan are distributed within 180 days after the Borrower receives all such approvals; (iv) the aggregate liabilities under Subtitle D of Title IV of ERISA of the Borrower and its ERISA Affiliates with respect to such Plans does not, at any time after the date upon which such ERISA Affiliate becomes an ERISA Affiliate, exceed $25,000,000; (v) no demand by the Pension Benefit Guaranty Corporation under ERISA sections 4062, 4063, or 4064 is outstanding against such ERISA Affiliate on the date it becomes an ERISA Affiliate; and (vi) no lien described in ERISA section 4068 upon the assets of such ERISA Affiliate is in existence on the date it becomes an ERISA Affiliate.

                  (i) Dividends. To the extent that any Event of Default (or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default) has occurred and is continuing or would result therefrom, declare or pay, or permit any Subsidiary which is not wholly-owned by the Borrower (other than directors' and other nominees' qualifying shares) to declare or pay, any dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of:

                           (x) any shares of any class of equity interests of the Borrower;

                           (y) any warrants or options to purchase any such equity interests; or

                           (z) any subordinated Debt of the Borrower or any of its Subsidiaries;

         whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary.

                          ARTICLE 11. EVENTS OF DEFAULT

                  If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) Payments. The Borrower shall fail to pay any principal of any of the Loans when the same becomes due and payable, or the Borrower shall fail to pay interest or other sum due under this Agreement or any Note or any Reimbursement Obligation within five Banking Days of the date when the same becomes due and payable; or

                  (b) Representations and Warranties. Any representation or warranty made or stated to be deemed to be made by the Borrower under any Credit Document or in any Compliance Certificate or Borrowing Certificate shall prove to have been incorrect in any material respect when made or deemed to be made; or

                  (c) Covenants. The Borrower or any of its Subsidiaries shall fail to perform or observe (i) any term, covenant or agreement contained in Section 10.2(f) or (g) of this Agreement or (ii) any other term, covenant or agreement contained in this Agreement (other than any failure to pay, which is subject to clause (a) above) and (in the case of this clause (ii) only) any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or Banks holding at least 10% of the Total Revolving Commitments; or

                  (d) Other Debts. The Borrower or any of its Material Subsidiaries shall, either singly or in combination, fail to pay Debt in excess of $25,000,000 in the aggregate

         (excluding Debt specified in clause (a) above) for the Borrower and all such Material Subsidiaries or Debt owing under the Existing $3 Billion Agreement, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

                  (e) Judgments and Orders. Any judgment or order for the payment of money in excess of $25,000,000 shall be rendered by a court of competent jurisdiction against the Borrower or any of its Material Subsidiaries and such judgment shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (f) Insolvency or Voluntary Proceedings. The Borrower or any of its Material Subsidiaries is generally not paying or admits in writing its inability to pay its debts as such debts become due, or files any petition or action for relief under any bankruptcy, reorganization, insolvency, or moratorium Law or any other Law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any general assignment for the benefit of creditors, or takes any corporate action in furtherance of any of the foregoing; or

                  (g) Involuntary Proceedings. An involuntary petition is filed against the Borrower or any Material Subsidiary under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any substantial part of the property of the Borrower or any of its Material Subsidiaries, and (i) such petition or appointment is not set aside or withdrawn or otherwise ceases to be in effect within 60 days from the date of said filing or appointment, or (ii) an order for relief is entered against the Borrower or such Material Subsidiary with respect thereto; or

                  (h) Change of Control. Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (i) shall have acquired beneficial ownership of 20% or more of any outstanding class of capital stock of the Borrower having ordinary voting power in the election of directors of the Borrower (other than any such Person or "group" which owns such amount of capital stock on the date of this Agreement) or (ii) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors, except for any Person that held such interest or had such power (as the case may be) continuously from a date which was prior to the date of this Agreement;

then, and in any such event:

                  (A) if such event is an event specified in clause (f) or (g) of this Article 11 with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes shall immediately become due and payable;

                  (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Banks, the Administrative Agent may, or upon the request of the Majority Banks, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Banks, the Administrative Agent may, or upon the request of the Majority Banks, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable; and

                  (C) in either such event, the Administrative Agent shall upon the request, or may with the consent, of the Majority Banks take such actions hereunder and exercise such rights and remedies pursuant hereto as the Administrative Agent may deem appropriate.

                  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Credit Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Administrative Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account.

                  Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

           ARTICLE 12. RELATIONSHIP OF ADMINISTRATIVE AGENT AND BANKS

                  Section 12.1 Authorization and Action. (a) Each Bank hereby appoints and authorizes the Administrative Agent, as administrative agent on behalf of such Bank, to take such action and to exercise such powers hereunder as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. As to any (x) matters requiring or permitting an approval, consent, waiver, election or other action by a specified portion of Banks, (y) matters as to which, notwithstanding any delegation of authority to the Administrative Agent, the Administrative Agent has requested and received instructions from the Majority Banks, and (z) matters not expressly provided for hereby, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting only (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks (or, in the case of matters described in clause (x) above, the specified portion of the Banks), and such instructions shall be binding upon all Banks; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable Law. The Administrative Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms hereof.

                  (b) Each Bank hereby appoints (i) each Co-Agent as a co-agent on behalf of such Bank (ii) each Co-Syndication Agent as a co-syndication agent on behalf of such Bank and (iii) the Documentation Agent as a documentation agent on behalf of such Bank. Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby agree that no Co-Agent, Co-Syndication Agent or Documentation Agent shall have any rights, duties or responsibilities in its capacity as Co-Agent, Co-Syndication Agent or Documentation Agent, as the case may be, and that no Co-Agent, Co-Syndication Agent or Documentation Agent shall have the authority to take any action hereunder in its capacity as such.

                  Section 12.2 Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents, attorneys or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent: (i) may treat each Bank as the holder of the right to payment of its outstanding Loans until the Administrative Agent receives and accepts (together with any required transfer fee) an Assignment and Acceptance Agreement signed by such Bank and its Assignee in form satisfactory to the Administrative Agent and otherwise in accordance with the provisions of this Agreement; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts if such counsel, accountants or other experts are selected without gross negligence or willful misconduct on the part of the

Administrative Agent; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement; (iv) except to the extent specifically required under this Agreement, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by it in good faith to be genuine and signed or sent by the proper party or parties unless such action by the Administrative Agent constitutes gross negligence or willful misconduct on its part.

                  Section 12.3 Administrative Agent and Affiliates. With respect to its Commitment, the Loans made by it and the obligations of the Borrower owed to it under this Agreement and the Notes as a Bank and with respect to any Letter of Credit issued or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Administrative Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if the Administrative Agent were not the Administrative Agent and without any duty to account therefor to the Banks.

                  Section 12.4 Bank Credit Decision. Each Bank acknowledges that
(a) it has, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, (b) it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and (c) the Administrative Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information (other than obtained under the provisions of this Agreement) with respect thereto, whether coming into its possession before the date hereof or at any time thereafter.

                  Section 12.5 Indemnification. Each Bank agrees to indemnify the Administrative Agent, each Co-Syndication Agent and the Documentation Agent (to the extent not reimbursed by the Borrower), ratably according to the ratio of such Bank's Commitments to the Commitments of all Banks, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent, the Co-Syndication Agent or the Documentation Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent, Co-Syndication Agent or the Documentation Agent, as the case may be, hereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent, Co-Syndication Agent or the Documentation Agent, as the case may be. Without limiting the foregoing, each Bank agrees to reimburse the Administrative Agent promptly upon demand for such Bank's ratable share (based on the proportion of all Commitments held by such Bank) of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower. The provisions of this Section 12.5 shall survive termination of this Agreement.

                  Section 12.6 Successor Administrative Agent. The Administrative Agent may resign at any time as the Administrative Agent under this Agreement by giving 30 days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Administrative Agent thereunder (which successor Administrative Agent shall be reasonably acceptable to the Borrower). If no successor Administrative Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall (a) be either (i) a commercial bank organized under the laws of the United States of America or of a state thereof or (ii) an office of a commercial bank organized under the laws of a jurisdiction outside of the United States which is located within the United States and is regulated by the bank regulatory authorities of the United States or of a state thereof and (b) have a combined capital and surplus of at least $500,000,000. Unless and until a successor Administrative Agent shall have been appointed as above provided, the retiring Administrative Agent shall serve as a caretaker Administrative Agent unless dismissed by the Majority Banks. Upon the acceptance of any appointment as the Administrative Agent under this Agreement by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all duties and obligations of the Administrative Agent arising thereafter under this Agreement. After any retiring Administrative Agent's resignation or removal as the Administrative Agent under this Agreement, the provisions of this Article 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent hereunder.

                            ARTICLE 13. MISCELLANEOUS

                  Section 13.1 Notices. Except as provided in Article 6 with respect to the matters therein specified, all notices, demands, instructions, requests, and other communications required or permitted to be given to, or made upon, any party hereto shall be in writing and (except for financial statements and other related informational documents to be furnished pursuant hereto which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by overnight courier, or by prepaid telex, telecopy, or telegram (with messenger delivery specified) and shall be deemed to be given for purposes of this Agreement on the day that such writing is received by the Person to whom it is to be sent pursuant to the provisions of this Agreement. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, requests, instructions, and other communications in writing shall be given to or made upon each party hereto at the address (or its telex or telecopier numbers, if any) set forth (x) in the case of any Bank on the date hereof, (y) as its address for notices on Schedule 1 hereto, in the case of any Assignee, set forth in the relevant Assignment and Acceptance Agreement and (z) in the case of the Borrower, beneath its signature hereto.

                  Section 13.2 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) the Borrower shall not assign this Agreement or any of the rights of the Borrower hereunder or under any Note without the prior written consent of all Banks and the Administrative Agent (the giving of such consent to be in each Bank's and the Administrative Agent's sole and absolute discretion), and any such purported assignment without such consent shall be absolutely void, and (b) no Bank shall assign this Agreement or any of the rights or obligations of such Bank hereunder or under any Note except in accordance with Section 13.11.

                  Section 13.3 Amendments and Related Matters. Neither this Agreement or any other Credit Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 13.3. The Majority Banks and the Borrower may, or (with the written consent of the Majority Banks) the Administrative Agent and the Borrower may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Credit Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Banks or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Credit Documents or any Event of Default (or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default) and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                  (i) forgive all or any part of the principal amount or extend the final scheduled date of maturity of any Loan or Reimbursement Obligation, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Bank, in each case without the consent of each Bank directly affected thereby;

                  (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Majority Banks, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Credit Documents, in each case without the consent of all Banks;

                  (iii) amend, modify or waive any provision of Article 3 without the written consent of the Swingline Bank;

                  (iv) amend, modify or waive any provision of Section 7.11 without the consent of each Bank directly affected thereby; or

                  (v) amend, modify or waive any provision of Article 4 without the consent of the Issuing Bank.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Borrower, the Banks, the Administrative Agent and all future holders of the Loans and other extensions of credit hereunder. In the case of any waiver, the Borrower, the Banks and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Credit Documents, and any Event of Default (or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default) waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default (or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default), or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided, that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                  Section 13.4 Costs and Expenses; Indemnification. (a) Expenses. The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and (ii) all reasonable costs and expenses of the Administrative Agent and the Banks, if any (including, without limitation, reasonable fees and expenses of in-house or outside counsel), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) and restructuring of this Agreement, the Notes and the other documents to be delivered hereunder.

                  (b) Indemnification. The Borrower agrees to indemnify the Administrative Agent, each Co-Syndication Agent, the Documentation Agent, each Bank and each officer, director, Affiliate, employee, agent or representative of the Administrative Agent, a Co-Syndication Agent, the Documentation Agent, or a Bank ("Bank Indemnitees") and hold each Bank Indemnitee harmless from and against any and all liabilities, losses, damages, costs, and expenses of any kind (including the reasonable fees and disbursements of counsel for any Bank Indemnitee) ("Losses") in connection with any investigative, administrative, or judicial proceeding, whether or not such Bank Indemnitee shall be designated a party thereto (but if not a party thereto, then only with respect to such proceedings where such Bank Indemnitee (i) is subject to legal process (whether by subpoena or otherwise) or other compulsion of law, (ii) believes in good faith that it may be so subject, or (iii) believes in good faith that it is necessary or appropriate for it to resist any legal process or other compulsion of law which is purported to be asserted against it), which may be incurred by any Bank Indemnitee, relating to or arising out of this Agreement or any of the other Credit Documents, any of the transactions contemplated hereby or thereby, or any actual or proposed use of proceeds of Loans or other extensions of credit hereunder; provided, however, that the foregoing will not apply to any Losses of a Bank Indemnitee to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Bank Indemnitee.

                  (c) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreement and obligations of the Borrower contained in this Section 13.4 shall survive the payment in full of the amounts owing hereunder and the termination of this Agreement; provided that, from and after the date upon which this Agreement is terminated, any request for indemnity must be provided to the Borrower within six months following the occurrence of the event giving rise thereto (or, if the amount of such claim is not then reasonably determinable, within six months after such amount becomes reasonably determinable).

                  Section 13.5 Oral Communications. The Administrative Agent may, but is not required to, accept and act upon oral communications which it reasonably believes to be from a Responsible Officer of the Borrower (or any other natural person designated by such a Responsible Officer). Any oral communication from the Borrower to the Administrative Agent (including telephone communications) hereunder shall be immediately confirmed in writing by the Borrower, but in the event of any conflict between any such oral communication and the written confirmation thereof, such oral communication shall control if the Administrative Agent has acted thereon prior to actual receipt of written confirmation. The Borrower shall indemnify the Administrative Agent and hold the Administrative Agent harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including attorneys' fees) which arise out of or are incurred in connection with the making of Loans or taking other action in reliance upon oral communications, except that the Administrative Agent shall not be indemnified against its own gross negligence or willful misconduct.

                  Section 13.6 Entire Agreement. This Agreement and the other Credit Documents are intended by the parties hereto to be a final and complete expression of all terms and conditions of their agreement with respect to the subject matter thereof and supersede all oral negotiations and prior writings in respect to the subject matter hereof.

                  Section 13.7 Governing Law. THIS AGREEMENT AND EACH OTHER CREDIT DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  Section 13.8 Severability. The illegality or unenforceability of any provision of this Agreement or any other Credit Document shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such Credit Document.

                  Section 13.9 Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any other Credit Document (including, without limitation, any amendment, waiver, supplement or other modification hereto) by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  Section 13.10 Confidentiality. Unless otherwise required by any Directive, the Administrative Agent and each Bank agrees not to disclose to unrelated third parties information clearly marked as "Confidential" provided to it pursuant to this Agreement, the other Credit Documents or any Compliance Certificate, except that there shall be no obligation of confidentiality in respect of (i) any information which may be generally available to the public or becomes available to the public through no fault of the Administrative Agent or such Bank; (ii) communications with actual or prospective participants, or Assignees which undertake in writing to be bound by this Section 13.10; (iii) any communications with the Administrative Agent or any Bank; (iv) the Administrative Agent's or any Bank's directors, officers, employees and other representatives and agents, and directors, officers, employees and other representatives and agents of its Affiliates, legal counsel, auditors, internal bank examiners and regulatory authorities having jurisdiction over such Bank, and to the extent necessary or advisable in its judgment other experts or consultants retained by it, if in the case of a person or entity other than a director, officer, employee, legal counsel, auditor or internal bank examiner, the Administrative Agent or such Bank obtains from such person or entity an undertaking in writing as to confidentiality substantially identical to this undertaking and (v) information which is compelled to be disclosed pursuant to legal process or court order (provided that, to the extent practicable and permitted by applicable Laws, prompt notice of such compulsion shall be given to the Borrower in order to permit the Borrower to defend against such disclosure). The Administrative Agent and each Bank shall be further permitted to disclose any such confidential information to the extent relevant (in the reasonable judgment of the Administrative Agent or such Bank, as the case may be) in connection with any litigation in which the Borrower is an opposing party (provided that the Administrative Agent or such Bank, as the case may be, shall request that the court or other relevant judicial authority take action to maintain the confidentiality of such information).

                  Section 13.11 Assignments and Participations. (a) Assignments. Each Bank may, upon at least five Banking Days' notice to the Administrative Agent and the Borrower assign to one or more financial institutions (an "Assignee") all or a portion of its rights and obligations under this Agreement and its Note (including, without limitation, all or a portion of its Commitment, and the Loans); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of the assigning Bank's rights and obligations under the relevant Commitment and Note being assigned (it being understood that any such assignment need not be of a ratable share of the Commitments and Notes held by the assigning Bank), (ii) unless the Administrative Agent and the Borrower otherwise consent, the aggregate amount of the Commitments and (without duplication) Loans of the assigning Bank being assigned pursuant to each such assignment to an assignee which is not then a Bank hereunder or an affiliate thereof (determined as of the date of the Assignment and Acceptance Agreement with respect to such assignment) shall not be less than $5,000,000 and, unless such assigning Bank is assigning its entire Revolving Credit Commitment, shall not reduce the aggregate amount of the Commitments retained by such Bank to less than $5,000,000, (iii) each such assignment shall be to a financial institution, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its approval, acceptance and recording an Assignment and Acceptance Agreement, together with (except in the case of any assignment made pursuant to Section 7.15, in which event no such fee shall be due) a processing and recordation fee of $3,500, and (v) except in the case of an assignment to an assignee which is a Bank or an affiliate thereof, or an assignment which is made when an Event of Default is continuing, the Borrower shall consent to such assignment, which consent shall not be unreasonably withheld. Upon such execution, delivery, approval, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance Agreement, (x) the Assignee thereunder shall be a party hereto as a Bank and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Bank hereunder and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under this Agreement and its Note (and, in the case of an Assignment and Acceptance Agreement, covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement and its Note, such Bank shall cease to be a party hereto). Notwithstanding anything to the contrary contained herein, no Assignee shall be entitled to receive compensation under Section 7.12 or 7.13 hereof to the extent that circumstances giving rise to such payment were in effect on the date of the relevant assignment.

                  (b) Effect of Assignment. By executing and delivering an Assignment and Acceptance Agreement, a Bank assignor thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as expressly provided in such Assignment and Acceptance Agreement, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations hereunder or any other instrument or document furnished pursuant hereto or with respect to the taxability of payments to be made hereunder; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 9.10 and Section 10.1(h) and such other Credit Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance Agreement; (iv) such Assignee will, independently and without reliance upon the Administrative Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                  (c) Recording of Assignments. The Administrative Agent shall maintain at its Agency Office a copy of each Assignment and Acceptance Agreement delivered to and accepted by it. The records of the Administrative Agent as to the names and addresses of the Banks and the Commitments of, and principal amount of the Loans owing to, each Bank from time to time shall be conclusive and binding for all purposes, absent manifest error. The Borrower and the Administrative Agent and the Banks may treat each Person indicated by the records of the Administrative Agent to be a Bank hereunder as such for all purposes of this Agreement. Upon request of the Borrower or any Bank from time to time, the Administrative Agent shall inform the Borrower or such Bank, as the case may be, of the identities of the Banks hereunder.

                  (d) Assignments Recorded. Upon its receipt of an Assignment and Acceptance Agreement executed by an assigning Bank and an Assignee, the Administrative Agent shall, if such Assignment and Acceptance Agreement has been properly completed, and subject to the Borrower's consent as above provided and payment by the parties thereto of the requisite processing and recordation fee
(i) accept such Assignment and Acceptance Agreement and (ii) record the information contained therein in its records.

                  (e) Participations. Each Bank may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement and its Note (including, without limitation, all or a portion of its Commitments and the Loans and other extensions of credit owing to it); provided, however, that (i) such Bank's obligations under this Agreement and its Note(s) (including, without limitation, its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Bank shall remain the owner of such Loans and other extensions of credit for all purposes of this Agreement and its Note(s), and (iv) the Borrower, the Administrative Agent, and the Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and its Note(s), provided, further, to the extent of any such participation (unless otherwise stated therein and subject to the preceding and succeeding provisos), the assignee or purchaser of such participation shall, to the fullest extent permitted by law, have the same rights and benefits hereunder as it would have if it were a Bank hereunder; and provided, further, that each such participation shall be granted pursuant to an agreement providing that the purchaser thereof shall not have the right to consent or object to any action by the selling Bank (who shall retain such right) other than an action which would (i) reduce principal of or interest on any Loan or fees payable hereunder in which such purchaser has an interest, or
(ii) postpone any date fixed for payment of principal of or interest on any such Loan or such fees; and provided, further, that notwithstanding anything to the contrary in this clause (e), the provisions of Sections 7.12 and 7.13 hereof shall apply to the purchasers of participations only to the extent, if any, that the Bank selling such participation would be entitled to request additional amounts under such Sections if such Bank had not sold or assigned such participation.

                  (f) Funding by Special Purpose Funding Vehicles. Anything herein to the contrary notwithstanding, any Bank (a "Granting Bank") may grant to a special purpose funding vehicle ("SPC") of such Granting Bank, identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Bank otherwise would be obligated to make to the Borrower, provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option to make a Loan or otherwise fails to provide all or any part thereof, the Granting Bank shall remain obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall be deemed to constitute a utilization of the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by the Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the related Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof with respect to obligations arising hereunder or under any other Credit Document. In addition, notwithstanding anything to the contrary contained in Section 13.10 or this
Section 13.11, any SPC may (i) with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Bank and (ii) disclose (subject to a written agreement by the recipient to maintain the confidentiality thereof) any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC.
The provisions of Sections 7.12 and 7.13 hereof shall apply to an SPC only to the extent, if any, that the relevant Granting Bank would be entitled to request additional amounts under such Sections if the SPC had not undertaken the funding obligation of such Granting Bank.

                  (g) Assignment to Federal Reserve Bank. Anything herein to the contrary notwithstanding, each Bank shall have the right to assign or pledge from time to time any or all of its Commitment, Loans or other rights hereunder to any Federal Reserve Bank.

                  Section 13.12 Waiver of Trial by Jury. THE BORROWER, THE BANKS, AND THE ADMINISTRATIVE AGENT, TO THE MAXIMUM EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE OTHER CREDIT DOCUMENTS, THE NEGOTIATION, ADMINISTRATION, PERFORMANCE, OR ENFORCEMENT HEREOF OR THEREOF, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER, THE BANKS AND THE ADMINISTRATIVE AGENT HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13.12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

                  Section 13.13 Choice of Forum and Service of Process. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth under its signature hereto or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (c) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (d) consents that any action or proceeding described in
         Section 13.13(a) may be brought in the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

                  Section 13.14 Remedies. The remedies provided to the Administrative Agent and the Banks herein are cumulative and are in addition to, and not in lieu of, any remedies provided by law. To the maximum extent permitted by law, remedies may be exercised by the Administrative Agent or any Bank successively or concurrently, and the failure to exercise any remedy shall not constitute a waiver thereof, nor shall the single or partial exercise of any remedy preclude any other or further exercise of such remedy or any other right or remedy.

                  Section 13.15 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against an equivalent amount of the amounts owing to such Bank hereunder which are then due and payable, irrespective of whether or not such Bank shall have made any demand under this Agreement. Each Bank agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application is made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

                  Section 13.16 Effectiveness. This Agreement shall become effective on the date (which date shall occur on or before the Closing Date) upon which the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrower and the Banks listed on the signature pages hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             COMPUTER ASSOCIATES INTERNATIONAL,
                             INC., a Delaware corporation

                             By
                                -----------------------------------------------
                             Title:

                             Address for Notices:

                             One Computer Associates Plaza
                             Islandia, New York, 11788-7000
                             Attn: Treasurer
                             Telecopier: (631) 342-4854

                             with a copy (other than in the case of
                             administrative notices) to:

                             Attn:  General Counsel
                             Telecopier: (631) 342-4866

                             CREDIT SUISSE FIRST BOSTON, as the
                             Administrative Agent


                             By
                                -----------------------------------------------
                             Title:

                             By
                                -----------------------------------------------
                             Title:

CREDIT SUISSE FIRST BOSTON, as the Lead
Arranger and a Bank


By
   --------------------------------------------
Title:

By
   --------------------------------------------
Title:


BANK OF AMERICA, N.A., as a Co-
Syndication Agent and a Bank


By
   --------------------------------------------
Title:


THE CHASE MANHATTAN BANK, as a
Bank


By
   --------------------------------------------
Title:


BANK OF NOVA SCOTIA, as the
Documentation Agent and a Bank


By
   --------------------------------------------
Title:


BANK OF TOKYO-MITSUBISHI TRUST
COMPANY, as a Managing Agent and a Bank


By
   --------------------------------------------
Title:

BANQUE NATIONALE DE PARIS, NEW
YORK, as a Managing Agent and a Bank


By
   -----------------------------------------------
Title:

By
   -----------------------------------------------
Title:

FUJI BANK LIMITED, NEW YORK, as a
Managing Agent and a Bank


By
   -----------------------------------------------
Title:

HSBC BANK USA, as a Managing Agent and a
Bank


By
   -----------------------------------------------
Title:

HYPO VEREINSBANK, as a Managing Agent
and a Bank


By
   -----------------------------------------------
Title:

By
   -----------------------------------------------
Title:


MELLON BANK, N.A., as a Managing Agent
and a Bank


By
   -----------------------------------------------
Title:

WESTDEUTSCHE LANDESBANK
GIROZENTRALE, New York Branch, as a
Managing Agent and a Bank


By
   -------------------------------------------------------
Title:

By
   -------------------------------------------------------
Title:


BANCA COMMERCIALE ITALIANA, New
York Branch, as a Co-Agent and a Bank


By
   -------------------------------------------------------
Title:

By
   -------------------------------------------------------
Title:


CREDIT LYONNAIS, New York Branch, as a
Co-Agent and a Bank


By
   -------------------------------------------------------
Title:


DAI-ICHI KANGYO BANK, as a Co-Agent
and a Bank


By
   -------------------------------------------------------
Title:


ROYAL BANK OF CANADA, as a Co-Agent
and a Bank


By
   -------------------------------------------------------
Title:

WACHOVIA BANK, N.A. as a Co-Agent and a
Bank


By
   -------------------------------------------
Title:


COMMERZBANK AKTIENGESELLSCHAFT


By
   -------------------------------------------
Title:

By
   -------------------------------------------
Title:


BANCA NAZIONALE DEL LAVORO S.p.A.-
NEW YORK BRANCH


By
   -------------------------------------------
Title:

By
   -------------------------------------------
Title:


ABN-AMRO BANK N.V.


By
   -------------------------------------------
Title:

By
   -------------------------------------------
Title:


BB L INTERNATIONAL (U.K.) LIMITED


By
   -------------------------------------------
Title:

BANK ONE, N.A.(Main Office Chicago)


By
   -------------------------------------------
Title:


FIRST UNION NATIONAL BANK


By
   -------------------------------------------
Title:


FLEET BOSTON FINANCIAL


By
   -------------------------------------------
Title:



SUMITOMO BANK LIMITED


By
   -------------------------------------------
Title:


LANDESBANK SACHSEN GIROZENTRALE


By
   -------------------------------------------
Title:


SANPAOLO IMI S.p.A

By
   --------------------------------------------
Title:

By
   --------------------------------------------
Title:

COMMERICA BANK

By
   --------------------------------------------
Title:



SUNTRUST BANK

By
   --------------------------------------------
Title:



BANK HAPOALIM B.M.


By
   --------------------------------------------
Title:

By
   --------------------------------------------
Title:


MITSUBISHI TRUST AND BANKING CORPORATION


By
   --------------------------------------------
Title:



ARAB BANK PLC

By
   ---------------------------------------------
Title:

BANCO COMERCIAL PORTUGES


By
   ------------------------------------------
Title:



BANK OF TAIWAN, NEW YORK AGENCY


By
   ------------------------------------------
Title:



CAISSE DES DEPOTS

By
   ------------------------------------------
Title:



FIRST COMMERCIAL BANK


By
   ------------------------------------------
Title:



HUA NAN COMMERCIAL BANK LIMITED


By
   ------------------------------------------
Title:

MALAYAN BANKING BERHAD


By
   ------------------------------------------
Title:


THE TOKAI BANK, LIMITED
NEW YORK BRANCH


By
   ------------------------------------------
Title:


KREDIETBANK

By
   ------------------------------------------
Title:

By
   ------------------------------------------
Title:


BANCA POPOLARE DI MILANO, NEW
YORK BRANCH


By
   ------------------------------------------
Title:

By
   ------------------------------------------
Title:

DG BANK
DEUTSCHE GENOSSENSCHAFTSBANK
AG, NEW YORK BRANCH


By
   -------------------------------------------
Title:

By
   -------------------------------------------
Title:


ERSTE BANK DER OESTERREICHISCHEN
SPARKASSEN AG


By
   -------------------------------------------
Title:



BANK OF HAWAII

By
   -------------------------------------------
Title:



CITIC KA WAH BANK LIMITED


By
   -------------------------------------------
Title:



TAIPEIBANK

By
   -------------------------------------------
Title:

SUMMIT BANK

By
   ------------------------------------------
Title:



INTERNATIONAL COMMERCIAL BANK
OF CHINA


By
   ------------------------------------------
Title:



BANCO ESPIRITO SANTO E COMERCIAL
DE LISBOA, NASSAU BRANCH


By
   ------------------------------------------
Title:

By
   ------------------------------------------
Title:


BW CAPITAL MARKETS, INC.


By
   ------------------------------------------
Title:

By
   -------------------------------------------
Title:


CHIAO TUNG BANK CO., LTD., NEW
YORK AGENCY


By
   -------------------------------------------
Title:

CHUGOKU BANK, LTD

By
   -------------------------------------------
Title:


NORTH FORK BANK

By
   -------------------------------------------------------
Title:


BANK PEKAO

By
   -------------------------------------------------------
Title:



ALLIED IRISH BANK, PLC.


By
   -------------------------------------------------------
Title:


RZB FINANCE LLC

By
   -------------------------------------------------------
Title:

                                   Schedule 1

                               Commitment Schedule

A.       Agency Office:             11 Madison Avenue
                                    New York, New York  10010
                                    Attention:  Syndications Agency
                                    Telecopier:  (212) 325-8304

B.       Banks:            (Listed Below)

          Bank                          Revolving Commitment           Address for Notices
          ----                          --------------------           -------------------

Credit Suisse First Boston                  $85,000,000                11 Madison Avenue
                                                                       New York, NY  10010
                                                                       Attn:  Chris Hogan
                                                                       Telecopier:  212-325-8309

Bank of America, N.A.                       $85,000,000                901 Main Street
                                                                       Dallas, TX  75202
                                                                       Attn:  Sharon Ellis
                                                                       Telecopier:  214-209-0980

The Chase Manhattan Bank                    $85,000,000                395 N. Service Road
                                                                       Melville, NY 11747
                                                                       Attn:  Phyllis Sawyer
                                                                       Telecopier:  631-755-0141

Bank of Nova Scotia                         $85,000,000                One Liberty Plaza
                                                                       New York, NY  10006
                                                                       Attn:  Roger Chu
                                                                       Telecopier:  212-225-5090

Bank of Tokyo-Mitsubishi                    $60,000,000                1251 Avenue of the Americas
Trust Company                                                          New York, NY 10020
                                                                       Attn:  Tom Fennessey
                                                                       Telecopier:  212-782-6440

Banque Nationale de Paris,                  $60,000,000                499 Park Avenue
New York                                                               New York, NY  10022
                                                                       Attn:  Rick Pace
                                                                       Telecopier:  212-415-9606

Fuji Bank Limited, New York                 $60,000,000                Two World Trade Center
                                                                       79th Floor
                                                                       New York, NY  10048
                                                                       Attn:  Thomas Esposito
                                                                       Telecopier:  212-321-9407

HSBC     Bank USA                           $60,000,000                140 Broadway, 4th Floor
                                                                       New York, NY  10005
                                                                       Attn:  Diane Zieske
                                                                       Telecopier:  212-658-5109

Hypo Vereinsbank                            $60,000,000                150 East 42nd Street
                                                                       New York, NY  10017
                                                                       Attn:  Marianne Weinzinger
                                                                       Telecopier:  212-672-5530

Mellon Bank N.A.                            $60,000,000                1735 Market Street
                                                                       7th Floor
                                                                       Philadelphia, NY  19103
                                                                       Attn:  Kristen Bells
                                                                       Telecopier:  215-553-4899

West LB                                     $60,000,000                1211 Avenue of the Americas
                                                                       23rd Floor
                                                                       New York, NY  10019
                                                                       Attn:  Walter Duffy, III
                                                                       Telecopier:  212-852-6148

Banca Commerciale Italiana                  $40,000,000                One William Street
New York Branch                                                        New York, NY  10004
                                                                       Attn:  John Michalisin
                                                                       Telecopier:  212-809-9780

Credit Lyonnais                             $40,000,000                1301 Avenue of the Americas
                                                                       New York, NY  10019
                                                                       Attn:  Judy Domkowski
                                                                       Telecopier:  212-459-3179

Dai-Ichi Kangyo Bank                        $40,000,000                One World Trade Center
                                                                       Suite 4911
                                                                       New York, NY  10048
                                                                       Attn:  Nelson Chang
                                                                       Telecopier:  212-524-0579

Royal Bank of Canada                        $40,000,000                One Liberty Plaza
                                                                       New York, NY  10006-1404
                                                                       Attn:  Stephanie Babich
                                                                       Telecopier:  212-428-6460

Wachovia Bank, N.A.                         $40,000,000                191 Peachtree Street NE
                                                                       Atlanta, GA  30303
                                                                       Attn:  William Christie
                                                                       Telecopier:  404-332-6898

Commerzbank                                 $27,000,000                Two World Financial Center
Aktiengesellschaft                                                     New York, NY  10281-1050
                                                                       Attn:  Andrew Lusk
                                                                       Telecopier:  212-266-7530

Banca Nazionale del Lavoro,                 $26,000,000                555 West Monroe Street
S.P.A. - New York Branch                                               Suite 3490
                                                                       Chicago, IL 60603
                                                                       Attn:  Anthony Betti
                                                                       Telecopier:  312-444-9410

ABN-AMRO Bank N.V.                          $25,000,000                One Post Office Square
                                                                       39th Floor
                                                                       Bell Atlantic Tower
                                                                       Boston, MA  02109-4000
                                                                       Attn:  Natalie Smith
                                                                       Telecopier:  617-988-7910

BBL International (U.K.)                    $17,000,000                630 Fifth Avenue, 6th Floor
Limited                                                                New York, NY  10111
                                                                       Attn:  Kathy Moss
                                                                       Telecopier:  212-333-5786

Bank One N.A.                               $17,000,000                153 West 51st Street, 6th Floor
(Main Office Chicago)                                                  New York, NY  10019
                                                                       Attn:  Andrea Kantor
                                                                       Telecopier:  212-373-1180

First Union National Bank                   $17,000,000                50 Main Street
                                                                       White Plains, NY  10606
                                                                       Attn:  Joe Markey
                                                                       Telecopier:  914-286-5001

Fleet Boston Financial                      $17,000,000                300 Broad Hollow Road
                                                                       Melville, NY  11747-4850
                                                                       Attn:  Jed Pomerantz
                                                                       Telecopier:  516-547-7815

Sumitomo Bank limited                       $17,000,000                277 Park Avenue
                                                                       New York, NY  10172
                                                                       Attn:  Ed McColly
                                                                       Telecopier:  212-224-4384

Landesbank Sachsen Girozentrale             $15,000,000                Humboldtstrasse 25
                                                                       Leipzig, Germany  04105
                                                                       Attn:  Suzanna Englehart
                                                                       Telecopier:  011-49-341-979-3309

SanPaolo IMI S.p.A                          $10,000,000                245 Park Avenue, 35th Floor
                                                                       New York, NY  10167
                                                                       Attn:  Robert Wurster
                                                                       Telecopier:  212-692-3178

Comerica Bank, Detroit                      $10,000,000                One Detroit Center
                                                                       500 Woodward Avenue
                                                                       Mail Code 3328
                                                                       Detroit, MI  48226-3280
                                                                       Attn:  Joel Gordon
                                                                       Telecopier:  313-222-3330

SunTrust Bank                               $10,000,000                711 Fifth Avenue, 16th Floor
                                                                       New York, NY  10022
                                                                       Attn:  Eric Skillins
                                                                       Telecopier:  212-371-9386

Bank Hapoalim B.M.                          $10,000,000                1177 Avenue of the Americas
                                                                       12th Floor
                                                                       New York, NY  10036-2790
                                                                       Attn:  Marc Bosc
                                                                       Telecopier:  212-782-2187

Mitsubishi Trust and Banking                $10,000,000                520 Madison Avenue
Corporation                                                            26th Floor
                                                                       New York, NY  10022
                                                                       Attn:  Tara Van Tassell
                                                                       Telecopier:  212-644-6825

Arab Bank PLC                               $7,500,000                 520 Madison Avenue
                                                                       2nd  Floor
                                                                       New York, NY  10022
                                                                       Attn:  Samer Tamimi
                                                                       Telecopier:  212-593-4632

Banco Comercial Portuges                    $7,500,000                 International Division
                                                                       RUA Alexandre Herculano 50
                                                                       1100 Lisbon Port
                                                                       Lisbon, Portugal  1269-055
                                                                       Attn:  Shekar Chatterjee
                                                                       Telecopier:  011-35-121-3125-966

Bank of Taiwan, New York Agency             $7,500,000                 1 World Trade Center
                                                                       Suite 5323
                                                                       New York, NY  10048
                                                                       Attn:  Kurt Shih
                                                                       Telecopier:  212-775-9026

Caisse Des Depots                           $7,500,000                 Nine West 57th Street
                                                                       16th Floor
                                                                       New York, NY  10019
                                                                       Attn:  Celine Scemama
                                                                       Telecopier:  212-891-6123

First Commercial Bank.                      $7,500,000                 Two World Trade Center
                                                                       Suite 7868
                                                                       New York, NY  10048
                                                                       Attn:  May Lu
                                                                       Telecopier: 212-432-6590

Hua Nan Commercial Bank Ltd.                $7,500,000                 Two World Trade Center
                                                                       Suite 2846
                                                                       New York, NY  10048
                                                                       Attn:  Cindy Yang
                                                                       Telecopier:  212-912-1050

Malayan Banking Berhad                      $7,500,000                 1295 State Street
                                                                       Springfield, MA  01111
                                                                       Attn:  Akmar Wallace
                                                                       Telecopier:  212-302-0109

The Tokai Bank, Limited                     $7,500,000                 55 East 52nd Street
New York Branch                                                        New York, NY  10055
                                                                       Attn:  Sam Rosen
                                                                       Telecopier:  212-832-1428

Kredietbank                                 $5,500,000                 125 West 55th Street
                                                                       New York, NY  10019
                                                                       Attn:  Robert Surdam, Jr.
                                                                       Telecopier:  212-541-0793

Banca Popolare di Milano,                   $5,500,000                 375 Park Avenue, 9th Floor
New York Branch                                                        New York, NY  10152
                                                                       Attn:  James Chatman
                                                                       Telecopier:  212-387-0177

DG Bank                                     $5,000,000                 609 Fifth Avenue
Deutsche Genossenshaftsbank AG                                         New York, NY  10017
                                                                       Attn:  Sabina Wendt
                                                                       Telecopier:  212-745-1556

Erste Bank Der Oesterreichischen            $4,500,000                 280 Park Avenue
Sparkassen AG                                                          West Building
                                                                       New York, NY  10017
                                                                       Attn:  Arcinee Hovanessian
                                                                       Telecopier:  212-984-5627

Bank of Hawaii                              $4,000,000                 1850 North Central Avenue
                                                                       Phoenix, AZ  85004
                                                                       Attn:  Donna Parker
                                                                       Telecopier:  602-257-2444

Citic Ka Wah Bank Limited                   $4,000,000                 11 East Broadway
                                                                       New York, NY  10038
                                                                       Attn:  Aaron Fong
                                                                       Telecopier:  212-791-3776

TaipeiBank                                  $4,000,000                 One World Trade Center
                                                                       New York, NY  10048
                                                                       Attn:  Terence Cheng
                                                                       Telecopier:  212-775-1866

Summit Bank                                 $3,000,000                 301 Carnegie Center
                                                                       Princeton, NJ  08543
                                                                       Attn:  William Holland
                                                                       Telecopier:  609-734-9125

International Commercial Bank of China      $2,000,000                 2 North LaSalle St.
                                                                       Suite 1803
                                                                       Chicago, IL  60602
                                                                       Attn:  Shihming Huang
                                                                       Telecopier:  312-278-2402

Banco Espirito Santo e Comercial            $2,000,000                 320 Park Avenue, 29th Floor
de Lisboa                                                              New York, NY  10022
                                                                       Attn:  Andrew Orsen
                                                                       Telecopier:  212-750-3999

BW Capital Markets, Inc.                    $2,000,000                 630 Fifth Avenue
                                                                       Suite 1919
                                                                       New York, NY  10111
                                                                       Attn:  Adele Savoretti
                                                                       Telecopier:  212-218-1816

Chiao Tung Bank Co., Ltd.                   $2,000,000                 One World Financial Center
New York Agency                                                        200 Liberty Street
                                                                       New York, NY  10281
                                                                       Attn:  Ifen Lee
                                                                       Telecopier:  212-285-2922

Chugoku Bank, LTD                           $2,000,000                 One World Trade Center
                                                                       New York, NY  10048
                                                                       Attn:  Masakazu Oki
                                                                       Telecopier:  212-321-3367

North Fork Bank                             $2,000,000                 275 Broad Hollow Road
                                                                       Melville, NY 11747
                                                                       Attn:  Robert Dunwoody
                                                                       Telecopier:  631-844-9776

Bank Pekao                                  $2,000,000                 470 Park Avenue South
                                                                       15th Floor
                                                                       New York, NY  10016
                                                                       Attn:  Barry Henry
                                                                       Telecopier:  212-679-5910

Allied Irish Bank, Plc.                     $1,500,000                 AIB International Centre
                                                                       IFSC
                                                                       Dublin, Ireland
                                                                       Attn:  Michael Doyle
                                                                       Telecopier:  0113531-668-2508

RZB Finance LLC                             $1,000,000                 1133 Avenue of the Americas
                                                                       16th Floor
                                                                       New York, NY 10036
                                                                       Attn:  Klaus Hein
                                                                       Telecopier:  212-944-2093

                                        $1,300,000,000
                                        --------------

                                   Schedule 2
                                   ----------

                              Material Subsidiaries
                              ---------------------

             Name                                           Jurisdiction
             ----                                           ------------

    CA Computer Associates Holding GmbH                    Germany
    Computer Associates Plc                                United Kingdom
    CA Foreign, Inc.                                       Delaware
    Computer Associates Holding 1 BV                       The Netherlands
    Computer Associates Holding 2 BV                       The Netherlands
    Computer Associates Properties Holding Limited         United Kingdom
    Computer Associates Holding Limited                    United Kingdom
    Computer Associates Canada Company                     Nova Scotia
    Computer Associates Japan Ltd                          Japan
    CA Computer Associates Limited                         United Kingdom

                                                                       Exhibit A

                                     FORM OF
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT
                       -----------------------------------

                  Reference is made to the Amended and Restated Credit Agreement, dated as of May 24, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and between Computer Associates International, Inc., a Delaware corporation ("Borrower"), the banks and other financial institutions parties thereto (the "Banks"), the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as administrative agent for the Banks (in such capacity, "the Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

                  2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                  3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 9.10 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 7.13 of the Credit Agreement.

                  4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Banking Days after the date of such acceptance and recording by the Administrative Agent).

                  5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                  6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance


Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

------------------------  ------------------  ----------------------------------
         Credit               Principal
   Facility Assigned       Amount Assigned     Commitment Percentage Assigned 1/

                                 $                         .         %
                                                        --- ---------

--------------------------------------    --------------------------------------
[Name of Assignee]                        [Name of Assignor]


By:                                       By:
Title:                                    Title:

Address for Notices:



--------------------------------------    --------------------------------------


Accepted:                                 [Consented To:

CREDIT SUISSE FIRST BOSTON, as            COMPUTER ASSOCIATES INTERNATIONAL,
Administrative Agent                      INC.


By:                                       By:
Title:                                    Title:]










----------------------
1/Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Banks.

                                                                       Exhibit B
                                                                       ---------

                                     FORM OF
                             COMPLIANCE CERTIFICATE
                             ----------------------


To the Banks and the Administrative Agent
Referenced Below


                  The undersigned hereby certifies that:

                  1. This Compliance Certificate is being delivered pursuant to
Section 10.1(h) of that certain Amended and Restated Credit Agreement, dated as of May 24, 2000 (as the same may have been amended to the date hereof, the "Credit Agreement"), by and between Computer Associates International, Inc., a Delaware corporation ("Borrower"), the banks and other financial institutions parties thereto (the "Banks"), the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as administrative agent for the Banks (in such capacity, "the Administrative Agent"). Any and all initially capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement unless otherwise specifically defined herein.

                  2. The undersigned is a Responsible Officer of the Borrower with the title set forth below his signature hereon.

                  3. The undersigned has reviewed the terms of the Credit Agreement and the other Credit Documents with a view toward determining whether the Borrower has complied with the terms thereof in all material respects, has made, or has caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries as of _______, ____, and such review has disclosed that, as of such date, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  4. The ratio of (i) Consolidated EBITDA of the Borrower and its Subsidiaries to (ii) Consolidated Interest Expense of the Borrower and its Subsidiaries for purposes of the calculation of compliance with the covenant set forth in Section 10.2(f) is ________ to 1.0, as demonstrated in reasonable detail by the calculations set forth on Schedule I hereto.

                  5. The Test Ratio for purposes of the calculation of compliance with the covenant set forth in Section 10.2(g) is ________ to 1.0, as demonstrated in reasonable detail by the calculations set forth on Schedule I hereto.

                  I hereby certify the foregoing information to be true and correct in all material respects and execute this Compliance Certificate this ____ day of _________, ____.


                                       Name:
                                       Title:

                                                                     Exhibit C-1
                                                                     -----------

                                     FORM OF
                         NOTICE OF BORROWING (DRAWINGS)
                         ------------------------------


Credit Suisse First Boston, as
administrative agent under the Credit
Agreement referenced below

                  This Notice of Borrowing is given pursuant to Section 2.2 or
Section 3.2, as applicable, of that certain Amended and Restated Credit Agreement, dated as of May 24, 2000 (as the same may have been amended to the date hereof, the "Credit Agreement"), by and between Computer Associates International, Inc., a Delaware corporation, the banks and other financial institutions parties thereto (the "Banks"), the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as administrative agent (in such capacity, the "the Administrative Agent") for the Banks. Any and all initially capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement unless otherwise specifically defined herein.

                  The undersigned hereby (one checked as applicable) :
                             [ ] gives the Administrative Agent irrevocable notice
                             [ ] confirms its irrevocable telephonic notice to the Administrative Agent that it requests the making of a (one checked as applicable):
                             [ ]     Revolving Loan
                             [ ]     Swingline Loan

 under the Credit Agreement as follows:

                  1.  Date of Loan.  The requested date of the proposed Loan is
          ,           .
----------  ----------

                  2.  Amount of Loan.  The requested aggregate amount of the
proposed Loan is: $          .
                   ----------

                  3. Rate Option and Interest Period. The requested rate option and (if applicable) Interest Period for the proposed Loan is ((a) or (b) checked as applicable):

                             [ ]     (a) The Eurodollar Rate 1/, as described
                                         below:

              Tranche A                           Tranche B                          Tranche C
-----------------------             -----------------------            -----------------------
Principal Amount:  $                Principal Amount:  $               Principal Amount:  $
                    -------                             -------                            -------

Interest Period (one checked as     Interest Period (one checked as    Interest Period (one checked as
applicable):                        applicable):                       applicable):
[ ]      1 month                    [ ]      1 month                   [ ]      1 month
[ ]      2 months                   [ ]      2 months                  [ ]      2 months
[ ]      3 months                   [ ]      3 months                  [ ]      3 months
[ ]      6 months                   [ ]      6 months                  [ ]      6 months
[ ]      9 months                   [ ]      9 months                  [ ]      9 months
[ ]      12 months                  [ ]      12 months                 [ ]      12 months

                             [ ]     (b)  The Base Rate, with respect to
                                          $           of the proposed Loan.
                                           ----------

--------------------
1/ Not available for Swingline Loans

                                       COMPUTER ASSOCIATES INTERNATIONAL, INC.


                                       By
                                       Its

Dated:
      -----------------------

                                                                     Exhibit C-2
                                                                     -----------

                                     FORM OF
                       NOTICE OF BORROWING (CONTINUATIONS)
                       -----------------------------------

Credit Suisse First Boston, as
administrative agent under the Credit
Agreement referenced below

                  This Notice of Borrowing is given pursuant to Section 7.6 of that certain Amended and Restated Credit Agreement, dated as of May 24, 2000 (as the same may have been amended to the date hereof, the "Credit Agreement"), by and between Computer Associates International, Inc., a Delaware corporation, the banks and other financial institutions parties thereto (the "Banks"), the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as administrative agent (in such capacity, the "the Administrative Agent") for the Banks. Any and all initially capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement unless otherwise specifically defined herein.

                  The undersigned hereby (one checked as applicable):

                  [ ]      gives the Administrative Agent irrevocable notice
                  [ ]      confirms its irrevocable telephonic notice to the
                           Administrative Agent

that it requests the continuation of a Eurodollar Rate Loan under the Credit Agreement as follows:

                  1.       Maturity Date.  The last day of the Interest Period
presently applicable to such Eurodollar Rate Loan is           ,     .
                                                     ----------  ----

                  2.       Amount to be Continued.  The requested aggregate
amount of such Eurodollar Rate Loan to be continued is: $        .
                                                         --------

                  3. Interest Period. The Interest Period for the proposed continuation is:


              Tranche A                           Tranche B                           Tranche C
-----------------------             -----------------------             -----------------------
Principal Amount:  $_______         Principal Amount:  $_______         Principal Amount:  $_______

Interest Period (one checked as     Interest Period (one checked as     Interest Period (one checked as
applicable):                        applicable):                        applicable):
[ ]      1 month                    [ ]      1 month                    [ ]      1 month
[ ]      2 months                   [ ]      2 months                   [ ]      2 months
[ ]      3 months                   [ ]      3 months                   [ ]      3 months
[ ]      6 months                   [ ]      6 months                   [ ]      6 months
[ ]      9 months                   [ ]      9 months                   [ ]      9 months
[ ]      12 months                  [ ]      12 months                  [ ]      12 months

Dated:            ,       .                  COMPUTER ASSOCIATES INTERNATIONAL,
        ----------  ------                   INC.

                                             By
                                             Its

                                                                     Exhibit C-3
                                                                     -----------

                                     FORM OF
                        NOTICE OF BORROWING (CONVERSIONS)
                        ---------------------------------

Credit Suisse First Boston, as
administrative agent under the Credit
Agreement referenced below

                  This Notice of Borrowing is given pursuant to Section 7.6 of that certain Amended and Restated Credit Agreement, dated as of May 24, 2000 (as the same may have been amended to the date hereof, the "Credit Agreement"), by and between Computer Associates International, Inc., a Delaware corporation, the banks and other financial institutions parties thereto (the "Banks"), the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as administrative agent (in such capacity, the "the Administrative Agent") for the Banks. Any and all initially capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement unless otherwise specifically defined herein.

                  The undersigned hereby (one checked as applicable):

                                    [ ]     gives the Administrative Agent
                                            irrevocable notice
                                    [ ]     confirms its irrevocable telephonic
                                            notice to the Administrative Agent

that it requests the continuation of a Eurodollar Rate Loan under the Credit Agreement as follows: 2/

A.       Conversion from Base Rate Loan to Eurodollar Rate Loan.

                  1.       Date of Conversion.  The date upon which such
conversion is to occur is           ,       .
                          ----------  ------

                  2. Amount to be Converted. The requested aggregate amount of such Base Rate Loan to be converted into a Eurodollar Rate Loan is:
$          .
 ----------

                  3. Interest Period. The Interest Period for the proposed conversion to a Eurodollar Rate Loan is:

              Tranche A                           Tranche B                          Tranche C
-----------------------             -----------------------            -----------------------
Principal Amount:  $_______         Principal Amount:  $_______        Principal Amount:  $_______

Interest Period (one checked as     Interest Period (one checked as    Interest Period (one checked as
applicable):                        applicable):                       applicable):
[ ]      1 month                    [ ]      1 month                   [ ]      1 month
[ ]      2 months                   [ ]      2 months                  [ ]      2 months
[ ]      3 months                   [ ]      3 months                  [ ]      3 months
[ ]      6 months                   [ ]      6 months                  [ ]      6 months
[ ]      9 months                   [ ]      9 months                  [ ]      9 months
[ ]      12 months                  [ ]      12 months                 [ ]      12 months

B.       Conversion from Eurodollar Rate Loan to Base Rate Loan.

                  1.       Date of Conversion.  The date upon which such
conversion is to occur is           ,         .
                          ----------  --------

                  2. Maturity Date. The last day of the Interest Period presently applicable to such Eurodollar Rate Loan is _________, ____, and the Interest Period presently applicable thereto is _____ months.


--------------------
2/Insert Part A and/or B, as applicable.

                  3. Amount to be Converted. The requested aggregate amount of such Eurodollar Rate Loan to be converted into a Base Rate Loan
is: $          .
     ----------

Dated:            ,        .
        ----------  -------

                                            COMPUTER ASSOCIATES INTERNATIONAL,
                                            INC.


                                            By
                                            Its

                                                                     EXHIBIT E-1
                                                                     -----------

                             FORM OF REVOLVING LOAN
                                 PROMISSORY NOTE
                                 ---------------

$                                                             New York, New York
 ---------------------------                                        May 24, 2000


         FOR VALUE RECEIVED, the undersigned, COMPUTER ASSOCIATES INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of (the "Bank") at the office of Credit Suisse First Boston, located at 11 Madison Avenue, New York, New York 10010, in lawful money of the United States of America and in immediately available funds, on the Termination Date (or such earlier date upon which such amounts may become due and payable pursuant to the terms of the Credit Agreement described below) the principal amount of (a) DOLLARS ($ ), or, if less, (b) the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Borrower pursuant to
Section 2.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement, together with all fees and costs payable by the Borrower under the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Rate Loans, the length of each Interest Period with respect thereto. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Loan.

         This Note (a) is one of the promissory notes referred to in the Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Bank, the other banks and financial institutions from time to time parties thereto, the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind, except for those expressly provided for in the Credit Agreement.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                         COMPUTER ASSOCIATES INTERNATIONAL, INC.


                                         By:
                                         Title:

                                                                      SCHEDULE A
                                                              to Promissory Note
                                                              ------------------

              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


-----------------------------------------------------------------------------------------------------------------------
                                                    Amount                                      Amount of Base Rate
                                                 Converted to        Amount of Principal of     Loans Converted to
      Date       Amount of Base Rate Loans     Base Rate Loans       Base Rate Loans Repaid    Eurodollar Rate Loans
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------

------------------------------------------ ------------------
                     Unpaid Principal
                   Balance of Base Rate
      Date                Loans            Notation Made By
------------------------------------------------------------

------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------


------------------------------------------------------------

                                                                      SCHEDULE B
                                                              to Promissory Note
                                                              ------------------


    LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR RATE LOANS

------------------------------------------------------------------------------------------------------------------------
                    Amount of       Amount Converted    Interest Period and  Amount of Principal  Amount of Eurodollar
                 Eurodollar Rate   to Eurodollar Rate  Eurodollar Rate with   of Eurodollar Rate  Rate Loans Converted
     Date             Loans               Loans           Respect Thereto        Loans Repaid      to Base Rate Loans
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                   Unpaid Principal
                      Balance of            Notation
     Date        Eurodollar Rate Loans      Made By
----------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------

                                                                     EXHIBIT E-2

                             FORM OF SWINGLINE LOAN
                                 PROMISSORY NOTE

$200,000,000.00                                               New York, New York
                                                                    May 24, 2000


              FOR VALUE RECEIVED, the undersigned, COMPUTER ASSOCIATES INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of CREDIT SUISSE FIRST BOSTON (the "Bank"), at its office located at 11 Madison Avenue, New York, New York 10010, in lawful money of the United States of America and in immediately available funds, on the Termination Date (or such earlier date upon which such amounts may become due and payable pursuant to the terms of the Credit Agreement described below) the principal amount of (a) TWO HUNDRED MILLION DOLLARS ($200,000,000.00), or, if less, (b) the aggregate unpaid principal amount of all Swingline Loans made by the Bank to the undersigned pursuant to Section 3.1 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement, together with all fees and costs payable by the Borrower under the Credit Agreement.

              The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swingline Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Swingline Loan.

              This Note (a) is one of the promissory notes referred to in the Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Bank, the other banks and financial institutions from time to time parties thereto, the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.

              Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

              All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind, except for those expressly provided for in the Credit Agreement.

              Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

              THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                       COMPUTER ASSOCIATES INTERNATIONAL,
                                       INC.

                                       By:
                                       Title:

                                                                   Schedule A to
                                                                  Swingline Note


                     LOANS AND REPAYMENT OF SWINGLINE LOANS


------------------------------------------------------------------------------------------------------------
     Date         Amount of Loans        Amount of Principal       Unpaid Principal       Notation Made
                                               Repaid              Balance of Loans             By
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT F-1

                                     FORM OF
                               CAF ADVANCE REQUEST


                                                                ----------, ----

Credit Suisse First Boston, as Administrative Agent
11 Madison Avenue

New York, New York  10010

                  Reference is made to the Amended and Restated Credit Agreement, dated as of May 24, 2000, among the undersigned, the Banks named therein, the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  This is a [Fixed Rate] [LIBO Rate] CAF Advance Request pursuant to Article 5 of the Credit Agreement requesting offers for the following CAF Advances:

                  [NOTE: Pursuant to the Credit Agreement, a CAF Advance Request may be transmitted in writing, by telecopy, or by telephone, immediately confirmed by telecopy. In any case, a CAF Advance Request shall contain the information specified in the second paragraph of this form.]

=================================================================================================================
                                                Loan 1                 Loan 2                Loan 3
-----------------------------------------------------------------------------------------------------------------
Aggregate Principal Amount                   $__________            $__________            $_________
-----------------------------------------------------------------------------------------------------------------

Borrowing Date
-----------------------------------------------------------------------------------------------------------------

CAF Advance Maturity Date
-----------------------------------------------------------------------------------------------------------------

CAF Advance Interest Payment Dates
=================================================================================================================


                                       Very truly yours,

                                       COMPUTER ASSOCIATES INTERNATIONAL, INC.


                                       By
                                         Title:

                                                                     EXHIBIT E-2

                                     FORM OF
                                CAF ADVANCE OFFER

                                                              ,
                                                   -----------  ----

Credit Suisse First Boston, as Administrative Agent
11 Madison Avenue
New York, New York  10010

                  Reference is made to the Amended and Restated Credit Agreement, dated as of May 24, 2000, among the undersigned, the Banks named therein, the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  In accordance with Article 5 of the Credit Agreement, the undersigned Banks offers to make CAF Advances thereunder in the following amounts with the following maturity dates:

===============================================================================================
           -
Borrowing Date:   __________, 199__            Aggregate Maximum Amount: $_________

===============================================================================================

Maturity Date 1:                               Maximum Amount: $__________
         __________, 199__                     $________ offered at _______*
                                               $________ offered at _______*

===============================================================================================

Maturity Date 2:                               Maximum Amount: $__________
         __________, 199__                     $________ offered at _______*
                                               $________ offered at _______*

===============================================================================================

Maturity Date 3:                               Maximum Amount: $__________
         __________, 199__                     $________ offered at _______*
                                               $________ offered at _______*

===============================================================================================

         [NOTE: Insert the interest rate offered for the specified CAF Advance where indicated by an asterisk (*). In the case of LIBO Rate CAF Advances, insert a margin bid. In the case of Fixed Rate CAF Advances, insert a fixed rate bid.]

                                       Very truly yours,

                                       [NAME OF BANK]


                                       By
                                         Title:
                                         Telephone No.:

                                         Telecopy No.:

                                                                     EXHIBIT E-3

                                     FORM OF
                            CAF ADVANCE CONFIRMATION



                                                              --------- --, ----



Credit Suisse First Boston, as Administrative Agent
11 Madison Avenue
New York, New York  10010

             Reference is made to the Amended and Restated Credit Agreement, dated as of May 24, 2000, among the undersigned, the Banks named therein, the Co-Agents named therein, the Co-Syndication Agents named therein, the Documentation Agent named therein and Credit Suisse First Boston, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

             In accordance with Article 5 of the Credit Agreement, the undersigned accepts and confirms the offers by the CAF Advance Bank(s) to make CAF Advances to the undersigned on , under Article 5 in the (respective) amount(s) set forth on the attached list of CAF Advances offered.

                                       Very truly yours,

                                       COMPUTER ASSOCIATES INTERNATIONAL, INC.


                                       By
                                          Title:

[NOTE: The Borrower must attach CAF Advance offer list prepared by the Administrative Agent with accepted amount entered by the Borrower to the right of each CAF Advance offer].